Exhibit 10.2

Execution Version

EMPLOYEE MATTERS AGREEMENT

between

THE BABCOCK & WILCOX COMPANY

and

BABCOCK & WILCOX ENTERPRISES, INC.

dated as of

June 8, 2015

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TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

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EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT is entered into as of June 8, 2015 between The Babcock & Wilcox Company, a Delaware corporation (“RemainCo”), and Babcock & Wilcox Enterprises, Inc., a Delaware corporation (“SpinCo”). RemainCo and SpinCo are sometimes referred to herein, individually, as a “Party,” and, collectively, as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in Article I hereof.

RECITALS

WHEREAS, SpinCo is a wholly owned subsidiary of RemainCo;

WHEREAS, the Board of Directors of RemainCo has determined that it would be appropriate and in the best interests of RemainCo and its stockholders to effectuate the Distribution as described in the Master Separation Agreement between RemainCo and SpinCo dated as of June 8, 2015 (the “Master Separation Agreement”);

WHEREAS, the Master Separation Agreement provides, among other things, subject to the terms and conditions thereof, for the Distribution and for the execution and delivery of certain other agreements, including this Agreement, in order to facilitate and provide for the separation of SpinCo and its subsidiaries from RemainCo; and

WHEREAS, in order to ensure an orderly transition under the Master Separation Agreement, it will be necessary for the Parties to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“Additional mPower Performance RSUs” has the meaning set forth in Section 3.5(d).

“Additional RemainCo RSUs” has the meaning set forth in Section 3.3(b).

“Additional SpinCo RSAs” has the meaning set forth in Section 3.3(d).

“Additional SpinCo RSUs” has the meaning set forth in Section 3.3(c).

“Affiliate” has the meaning set forth in the Master Separation Agreement.

“Agreement” means this Employee Matters Agreement together with all Schedules hereto and all amendments, modifications and changes hereto and thereto entered into in accordance with Section 11.10.

“Ancillary Agreements” has the meaning set forth in the Master Separation Agreement.

“Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement (other than any Welfare Plan, any RemainCo Pension Plan, Thrift Plan, Excess Plan, Restoration Plan, SERP or SPP, any SpinCo Pension Plan, Thrift Plan or Excess Plan, the SpinCo New Restoration Plan, the SpinCo New SERP, the SpinCo SPP, or any bonus, stock-based compensation or other form of incentive compensation), providing for benefits, perquisites or compensation of any nature to any Employee, or to any family member, dependent or beneficiary of any such Employee, including, travel and accident, tuition reimbursement, vacation, sick, personal or bereavement days, and holidays.

“COBRA” means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Part 6 of Subtitle B of Title I of ERISA and at Code Section 4980B.

“Code” means the U.S. Internal Revenue Code of 1986.

“Confidential Information” has the meaning set forth in the Master Separation Agreement.

“Crossover Claim” has the meaning set forth in Section 9.2.

“Distribution” has the meaning set forth in the Master Separation Agreement.

“Distribution Date” has the meaning set forth in the Master Separation Agreement.

“Distribution Multiple” has the meaning set forth in the Master Separation Agreement.

“Employee” means any RemainCo Employee, Former RemainCo Employee, SpinCo Employee or Former SpinCo Employee.

“Employee Transfer Date” means June 1, 2015.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974.

“Former RemainCo Employee” has the meaning set forth in Section 2.2(b).

“Former SpinCo Employee” has the meaning set forth in Section 2.2(c).

“Grandfathered Foundry Employee” means a Former RemainCo Employee who terminated employment prior to January 1, 2007 while performing services at SpinCo’s Barberton, Ohio foundry site in the normal course of such employee’s duties.

“Initial Trust Transfer Amount” has the meaning set forth in Section 5.2(d).

“Initial Trust Transfer Date” has the meaning set forth in Section 5.2(d).

“IRS” means the U.S. Internal Revenue Service.

“Master Separation Agreement” has the meaning set forth in the recitals to this Agreement.

“McDermott EMA” means that certain Employee Matters Agreement dated as of July 2, 2010, by and among McDermott International Inc., a Pennsylvania corporation, McDermott Investments, LLC, a Delaware limited liability company, RemainCo and Babcock & Wilcox Investment Company, a Delaware corporation, as amended by Amendment to Employee Matters Agreement, dated as of August 3, 2010, and as further amended by Amendment No. 2 to Employee Matters Agreement, dated as of August 10, 2010.

“MEGTEC Performance RSU” has the meaning set forth in Section 3.5(e).

“mPower Performance RSU” has the meaning set forth in Section 3.5(d).

“Non-U.S. Holder” means a grantee under any of the RemainCo Legacy Equity Plans who is listed on Schedule 1.1(a).

“NYSE” means the New York Stock Exchange.

“Participating SpinCo Employers” has the meaning set forth in Section 7.1.

“Participation Period” has the meaning set forth in Section 7.4(b).

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Person” has the meaning set forth in the Master Separation Agreement.

“Post-Distribution RemainCo Option” has the meaning set forth in Section 3.4(b).

“Post-Distribution RemainCo Share Price” means the simple average of the volume weighted average per share price of RemainCo Common Stock trading on the NYSE on each of the first three trading days following the Distribution Date.

“Post-Distribution SpinCo Share Price” means the simple average of the volume weighted average per share price of SpinCo Common Stock trading on the NYSE on each of the first three trading days following the Distribution Date.

“Pre-Distribution RemainCo Share Price” means the volume weighted average per share price of RemainCo Common Stock trading “regular way” on the NYSE on the Distribution Date.

“Privacy Contract” means any contract entered into in connection with applicable privacy protection laws or regulations.

“Registration Statement Effectiveness Date” means the first date on which the applicable registration statement on Form S-1, Form S-8 or another appropriate form as contemplated by Section 11.7 shall be effective under the Securities Act of 1933.

“RemainCo” has the meaning set forth in the preamble to this Agreement.

“RemainCo Actuary” means an enrolled actuary appointed by RemainCo.

“RemainCo Annuity Contract” means Metropolitan Life Insurance Company Group Annuity Contract Nos: 9088 and 9088A by and between RemainCo or its Subsidiary and Metropolitan Life Insurance Company, which provide for the payment of pension benefits to certain U.S.-based Former RemainCo Employees and Former SpinCo Employees.

“RemainCo Benefit Arrangement” means any Benefit Arrangement sponsored or maintained by a member of the RemainCo Group on the Employee Transfer Date.

“RemainCo Business” has the meaning set forth in the Master Separation Agreement.

“RemainCo Canada Pension Plans” means the RemainCo Canada Salaried Pension Plan and the Babcock & Wilcox Canada Ltd. Hourly-Paid Employees’ Pension Plan.

“RemainCo Canada Salaried Pension Plan” means the Babcock & Wilcox Canada Ltd. Salaried Employees’ Retirement Plan.

“RemainCo Canada Thrift Plan” means the savings arrangement for salaried employees of Babcock & Wilcox Canada Ltd. and Babcock & Wilcox Power Generation Group Canada Corp. consisting of the Registered Retirement Savings Plan, group policy # 20000796; the Employee Profit Sharing Plan, group policy # 40000796; and the Tax Free Savings account, group policy # 41000007.

“RemainCo Common Stock” means the common stock of RemainCo, par value $0.01 per share.

“RemainCo Employee” means any individual who is employed by a member of the RemainCo Group on the Employee Transfer Date.

“RemainCo Entity” has the meaning set forth in the Master Separation Agreement.

“RemainCo Equity Compensation Award” means each RemainCo RSU, Additional RemainCo RSU, RemainCo RSA, Post-Distribution RemainCo Option, Replacement RemainCo Unit, mPower Performance RSU, Additional mPower Performance RSU, and MEGTEC Performance RSU.

“RemainCo Excess Plan” means any excess plan sponsored or maintained by any one or more members of the RemainCo Group on the Employee Transfer Date, including each of those set forth on Schedule 1.1(b).

“RemainCo Governmental Operations Plan” means the Retirement Plan for Employees of Babcock & Wilcox Governmental Operations.

“RemainCo Group” has the meaning set forth in the Master Separation Agreement.

“RemainCo Legacy Award Holders” means the holders of one or more RemainCo RSUs, RemainCo RSAs, RemainCo Options or performance-based equity awards under any of the RemainCo Legacy Equity Plans who will not be a RemainCo Employee or a SpinCo Employee and will not, as of the Distribution Date, be a member of the Board of Directors of either RemainCo or SpinCo; provided, however, that the term “RemainCo Legacy Award Holder” shall not include any SpinCo Legacy Award Holder.

“RemainCo Legacy Equity Plan” means any equity plan sponsored or maintained by a member of the RemainCo Group immediately prior to the Distribution Date, including each of those set forth on Schedule 1.1(c).

“RemainCo Master Trust” means the trust that holds the commingled assets of the RemainCo U.S. Pension Plans and the SpinCo U.S. Pension Plan.

“RemainCo Ohio Guarantees” has the meaning set forth in the Master Separation Agreement.

“RemainCo Options” means options to purchase shares of RemainCo Common Stock and stock appreciation rights with respect to shares of RemainCo Common Stock, in either case granted pursuant to any of the RemainCo Legacy Equity Plans before the Distribution Date.

“RemainCo Pension Plans” means the defined benefit retirement plans sponsored and maintained by any one or more members of the RemainCo Group on the Employee Transfer Date, including the RemainCo Canada Pension Plans and the RemainCo U.S. Pension Plans, but excluding the RemainCo Excess Plan.

“RemainCo Restoration Plan” means The Babcock & Wilcox Company Defined Contribution Restoration Plan.

“RemainCo RSAs” means restricted stock awards issued under any of the RemainCo Legacy Equity Plans before the Distribution Date.

“RemainCo RSUs” means restricted stock units or deferred stock units issued under any of the RemainCo Legacy Equity Plans before the Distribution Date that are not subject to performance conditions.

“RemainCo SERP” means the Supplemental Executive Retirement Plan of The Babcock & Wilcox Company.

“RemainCo SPP” means The Babcock & Wilcox Company Supplemental Payments Plan.

“RemainCo Thrift Plans” means the defined contribution retirement plans sponsored and maintained by any one or more members of the RemainCo Group on the Employee Transfer Date, including the RemainCo U.S. Thrift Plan, the RemainCo Canada Thrift Plan, the Nuclear Fuel Services Inc. Savings Plan for Hourly Employees, and the NOG-E Hourly Employees’ Savings Plan, but excluding the RemainCo Restoration Plan and the RemainCo SERP.

“RemainCo Transfer Amount” has the meaning set forth in Section 5.2(c).

“RemainCo Transfer Date” has the meaning set forth in Section 5.2(a).

“RemainCo U.S. Pension Plans” means the RemainCo Governmental Operations Plan, the Nuclear Fuel Services, Inc. Retirement Plan for Salaried Employees and the Nuclear Fuel Services, Inc. Retirement Plan for Hourly Employees.

“RemainCo U.S. Pension Beneficiaries” has the meaning set forth in Section 5.2(a).

“RemainCo U.S. Thrift Plan” means The Babcock & Wilcox Company Thrift Plan.

“RemainCo U.S. Thrift Plan Beneficiaries” has the meaning set forth in Section 6.1.

“RemainCo U.S. Transferred Benefit” has the meaning set forth in Section 5.2(a).

“RemainCo Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the RemainCo Group on the Employee Transfer Date.

“Replacement MEGTEC Performance RSU” has the meaning set forth in Section 3.5(e).

“Replacement RemainCo Units” has the meaning set forth in Section 3.5(b).

“Replacement SpinCo Option” has the meaning set forth in Section 3.4(a).

“Replacement SpinCo Units” has the meaning set forth in Section 3.5(a).

“Replacement SpinCo RSUs” has the meaning set forth in Section 3.3(a).

“SpinCo” has the meaning set forth in the preamble to this Agreement.

“SpinCo Actuary” means an enrolled actuary appointed by SpinCo.

“SpinCo Business” has the meaning set forth in the Master Separation Agreement.

“SpinCo Canada Pension Beneficiaries” has the meaning set forth in Section 5.3.

“SpinCo Canada Pension Plans” means the SpinCo Canada Salaried Pension Plan, the Diamond CanaPower Pension Plan and the Registered Pension Plan for Melville Hourly Employees.

“SpinCo Canada Salaried Pension Plan” has the meaning set forth in Section 5.3.

“SpinCo Canada Thrift Plan” has the meaning set forth in Section 6.4.

“SpinCo Canada Thrift Plan Beneficiaries” has the meaning set forth in Section 6.4.

“SpinCo Canada Transferred Benefit” has the meaning set forth in Section 5.3.

“SpinCo Commercial Operations Plan” means the Retirement Plan for Employees of Babcock & Wilcox Commercial Operations.

“SpinCo Common Stock” means the common stock of SpinCo, par value $0.01 per share.

“SpinCo Employee” means any individual who is employed by a member of the SpinCo Group on the Employee Transfer Date.

“SpinCo Entity” has the meaning set forth in the Master Separation Agreement.

“SpinCo Equity Compensation Award” means each Replacement SpinCo RSU, Additional SpinCo RSU, Additional SpinCo RSA, Replacement SpinCo Option, Replacement SpinCo Unit, and Replacement MEGTEC Performance RSUs.

“SpinCo Excess Plan” means any excess plan sponsored or maintained by any one or more members of the SpinCo Group on the Employee Transfer Date, including each of those set forth on Schedule 1.1(d).

“SpinCo FSA” has the meaning set forth in Section 7.4(b).

“SpinCo Group” has the meaning set forth in the Master Separation Agreement.

“SpinCo Legacy Award Holders” means the holders of one or more RemainCo RSUs, RemainCo RSAs, RemainCo Options or performance-based equity awards under any of the RemainCo Legacy Equity Plans who are former employees of a member of the SpinCo Group (and will not be SpinCo Employees or RemainCo Employees and will not, immediately after the Distribution Date, serve on the Board of Directors of either RemainCo or SpinCo) and are listed on Schedule 1.1(e).

“SpinCo Master Trust” has the meaning set forth in Section 5.2(d).

“SpinCo New Equity Plan” means the plan or plans adopted by SpinCo and approved by RemainCo, as sole stockholder of SpinCo prior to the Distribution, as set forth on Schedule 1.1(f), under which the SpinCo equity-based awards described in Article III shall be issued.

“SpinCo New Restoration Plan” means the defined contribution restoration plan adopted by SpinCo prior to the Distribution.

“SpinCo New SERP” means the supplemental executive retirement plan adopted by SpinCo prior to the Distribution.

“SpinCo Ohio Guarantees” has the meaning set forth in the Master Separation Agreement.

“SpinCo Pension Plans” means the defined benefit retirement plans sponsored and maintained by any one or more members of the SpinCo Group on the Employee Transfer Date, including the SpinCo Canada Pension Plans, the SpinCo U.S. Pension Plan and the Diamond Power Specialty Limited Retirement Benefits Plan, but excluding the SpinCo Excess Plan.

“SpinCo SPP” has the meaning set forth in Section 5.4(d).

“SpinCo Thrift Plans” means the defined contribution retirement plans sponsored and maintained by any one or more member of the SpinCo Group on the Employee Transfer Date, including the SpinCo U.S. Thrift Plan and the SpinCo Canada Thrift Plan, but excluding the SpinCo New Restoration Plan and the SpinCo New SERP.

“SpinCo Transfer Amount” has the meaning set forth in Section 5.2(c).

“SpinCo Transfer Date” has the meaning set forth in Section 5.2(a).

“SpinCo U.S. Pension Beneficiaries” has the meaning set forth in Section 5.2(a).

“SpinCo U.S. Pension Plan” means the SpinCo Commercial Operations Plan.

“SpinCo U.S. Thrift Plan” has the meaning set forth in Section 6.1.

“SpinCo U.S. Thrift Plan Beneficiaries” has the meaning set forth in Section 6.1.

“SpinCo U.S. Transferred Benefit” has the meaning set forth in Section 5.2(a).

“SpinCo Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the SpinCo Group on the Employee Transfer Date.

“SpinCo Welfare Plan Participants” has the meaning set forth in Section 7.1.

“Subsidiary” has the meaning set forth in the Master Separation Agreement.

“U.S.” means the United States of America.

“True Up Payment” has the meaning set forth in Section 5.2(d).

“Trust Transfer Date” has the meaning set forth in Section 5.2(f).

“Value” has the meaning set forth in Section 5.2(e).

“VEBA” has the meaning set forth in Section 7.3.

“WARN” means the U.S. Worker Adjustment and Retraining Notification Act, and any applicable state or local law equivalent.

“Welfare Plan” means a “welfare plan” as defined in ERISA Section 3(1) and also means a cafeteria plan under Code Section 125 and any benefits offered thereunder, including pre-tax premium conversion benefits, a dependent care assistance program, contribution funding toward a health savings account and flex or cashable credits.

Section 1.2 Interpretation. In this Agreement, unless the context clearly indicates otherwise:

(a) words used in the singular include the plural and words used in the plural include the singular;

(b) if a word or phrase is defined in this Agreement, its other grammatical forms, as used in this Agreement, shall have a corresponding meaning;

(c) reference to any gender includes the other gender and the neuter;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “shall” and “will” are used interchangeably and have the same meaning;

(f) the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(h) all references to a specific time of day in this Agreement shall be based upon Eastern Standard Time or Eastern Daylight Savings Time, as applicable, on the date in question;

(i) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified;

(j) accounting terms used herein shall have the meanings historically ascribed to them by RemainCo and its Subsidiaries, including SpinCo for this purpose, in its and their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(k) reference to any Article, Section or Schedule means such Article or Section of, or such Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(l) the words “this Agreement,” “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement;

(m) the term “commercially reasonable efforts” means efforts which are commercially reasonable to enable a Party, directly or indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing Party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context of a series of related transactions similar to the Separation;

(n) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(o) reference to any Law (including statutes and ordinances) means such Law (including any and all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(p) references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; and any reference to a third party shall be deemed to mean a Person who is not a Party or an Affiliate of a Party;

(q) if there is any conflict between the provisions of the main body of this Agreement and the Schedules hereto, the provisions of the main body of this Agreement shall control unless explicitly stated otherwise in such Schedule;

(r) unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the U.S.;

(s) the titles to Articles and headings of Sections contained in this Agreement and in any Schedule and in the table of contents to this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement; and

(t) any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

Section 2.1 Active Employees.

(a) SpinCo Employees. Except as otherwise set forth in this Agreement, effective as of the Employee Transfer Date, the employment of the SpinCo Employees will commence with or be continued by a member of the SpinCo Group. Each of the Parties agrees to execute, and to seek to have the applicable employees execute, such documentation as may be necessary to reflect such assignments and transfers.

(b) RemainCo Employees. Except as otherwise set forth in this Agreement, effective as of the Employee Transfer Date, the employment of the RemainCo Employees will commence with or be continued by a member of the RemainCo Group. Each of the Parties agrees to execute, and to seek to have the applicable employees execute, such documentation as may be necessary to reflect such assignments and transfers.

(c) At-Will Status. Notwithstanding the above or any other provision of this Agreement, nothing in this Agreement shall create any obligation on the part of any member of the RemainCo Group or any member of the SpinCo Group to continue the employment of any employee for any period following the date of this Agreement or the Distribution or to change the employment status of any employee from “at will,” to the extent such employee is an “at will” employee under applicable law.

(d) Severance. The Distribution and the assignment, transfer or continuation of the employment of employees as contemplated by this Section 2.1 shall not be deemed a severance of employment of any employee for purposes of this Agreement and, except as otherwise provided in Section 6.2, any plan, policy, practice or arrangement of any member of the RemainCo Group or any member of the SpinCo Group.

(e) Change of Control/Change in Control. Neither the completion of the Distribution nor any transaction in connection with the Distribution shall be deemed a “change of control” or “change in control” for purposes of any plan, policy, practice or arrangement relating to directors, employees or consultants of any member of the RemainCo Group or any member of the SpinCo Group.

Section 2.2 Former Employees.

(a) General Principles. Except as otherwise provided in this Agreement, each former employee of any member of the RemainCo Group or any member of the SpinCo Group as of the Employee Transfer Date will be considered a former employee of the RemainCo Group or the SpinCo Group based on his employer as of his last day of employment with any RemainCo Entity or SpinCo Entity.

(b) Former RemainCo Employees. For purposes of this Agreement, former employees of the RemainCo Group shall be deemed to include (i) all employees who, as of their last day of employment, were employed by a RemainCo Entity and will not be either a SpinCo Employee or a RemainCo Employee and (ii) all employees who are categorized as “Former B&W Employees” for purposes of the McDermott EMA by the parties to such agreement and who will not be a SpinCo Employee, a RemainCo Employee or a Former SpinCo Employee as of the Employee Transfer Date (collectively, the “Former RemainCo Employees”).

(c) Former SpinCo Employees. For purposes of this Agreement, former employees of the SpinCo Group shall be deemed to include all employees who, as of their last day of employment, were employed by a SpinCo Entity and will not be either a SpinCo Employee or a RemainCo Employee (collectively, the “Former SpinCo Employees”).

Section 2.3 Employment Law Obligations.

(a) WARN Act. Effective as of the Employee Transfer Date, (i) the RemainCo Group shall be responsible for providing any necessary WARN notice (and meeting any similar state law notice requirements) with respect to any termination of any RemainCo Employee and (ii) the SpinCo Group shall be responsible for providing any necessary WARN notice (and meeting any similar state law notice requirements) with respect to any termination of any SpinCo Employee.

(b) Compliance With Employment Laws. Effective as of the Employee Transfer Date, (i) each member of the RemainCo Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of its RemainCo Employees and the treatment of any applicable Former RemainCo Employees in respect of their former employment, and (ii) each member of the SpinCo Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of its SpinCo Employees and the treatment of any applicable Former SpinCo Employees in respect of their former employment.

Section 2.4 Employee Records.

(a) Records Relating to RemainCo Employees and Former RemainCo Employees. All records and data in any form relating to RemainCo Employees and Former RemainCo Employees shall be the property of the RemainCo Group, except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the SpinCo Group or (ii) covered under any employee benefit plan sponsored by any member of the SpinCo Group (to the extent that such records or data relate to such coverage) prior to the Employee Transfer Date shall be jointly owned by those members of the SpinCo Group and the RemainCo Group.

(b) Records Relating to SpinCo Employees and Former SpinCo Employees. All records and data in any form relating to SpinCo Employees and Former SpinCo Employees shall be the property of the SpinCo Group, except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the RemainCo Group or (ii) covered under any employee benefit plan sponsored by any member of the RemainCo Group (to the extent that such records or data relate to such coverage) prior to the Employee Transfer Date shall be jointly owned by those members of the RemainCo Group and the SpinCo Group.

(c) Sharing of Records. The Parties shall use their respective commercially reasonable efforts to provide the other Party such employee-related records and information as necessary or appropriate to carry out their respective obligations under applicable law (including any relevant privacy protection laws or regulations in any applicable jurisdictions or Privacy Contract), this Agreement, any other Ancillary Agreement or the Master Separation Agreement, and for the purposes of administering their respective employee benefit plans and policies. All information and records regarding employment, personnel and employee benefit matters of RemainCo Employees and Former RemainCo Employees shall be accessed, retained, held, used, copied and transmitted on and after the Employee Transfer Date by members of the RemainCo Group in accordance with all applicable laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. All information and records regarding employment, personnel and employee benefit matters of SpinCo Employees and Former SpinCo Employees shall be accessed, retained, held, used, copied and transmitted on and after the Employee Transfer Date by members of the SpinCo Group in accordance with all applicable laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.

(d) Access to Records. To the extent not inconsistent with this Agreement and any applicable privacy protection laws or regulations or Privacy Contracts, access to such records on and after the Employee Transfer Date will be provided to members of the RemainCo Group and members of the SpinCo Group in accordance with the Master Separation Agreement. In addition, notwithstanding anything to the contrary, the RemainCo Group shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of RemainCo Employees and Former RemainCo Employees on and after the Employee Transfer Date as permitted by any applicable privacy protection laws or regulations or Privacy Contracts. The RemainCo Group shall also be permitted to retain copies of all restrictive covenant agreements with any SpinCo Employee or Former SpinCo Employee in which any member of the RemainCo Group has a valid business interest. In addition, the SpinCo Group shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of SpinCo Employees and Former SpinCo Employees on and after the Employee Transfer Date as permitted by any applicable privacy protection laws or regulations or Privacy Contracts. The SpinCo Group shall also be permitted to retain copies of all restrictive covenant agreements with any RemainCo Employee or Former RemainCo Employee in which any member of the SpinCo Group has a valid business interest.

(e) Maintenance of Records. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, RemainCo and SpinCo shall (and shall cause their respective Subsidiaries to) comply with all applicable laws, regulations, Privacy Contracts and internal policies, and shall indemnify and hold harmless each other from and against any and all liability, claims, actions, and damages that arise from a failure (by the indemnifying party or its Subsidiaries or their respective agents) to so comply with all applicable laws, regulations, Privacy Contracts and internal policies applicable to such information.

(f) No Access to Computer Systems or Files. Except as set forth in the Master Separation Agreement or any Ancillary Agreement, no provision of this Agreement shall give (i) any member of the RemainCo Group direct access to the computer systems or other files, records or databases of any member of the SpinCo Group or (ii) any member of the SpinCo Group direct access to the computer systems or other files, records or databases of any member of the RemainCo Group, unless specifically permitted by the owner of such systems, files, records or databases.

(g) Relation to Master Separation Agreement. The provisions of this Section 2.4 shall be in addition to, and not in derogation of, the provisions of the Master Separation Agreement governing Confidential Information, including Sections 6.3, 6.4 and 6.5 of the Master Separation Agreement.

(h) Confidentiality. Except as otherwise set forth in this Agreement, all records and data relating to Employees shall, in each case, be subject to the confidentiality provisions of the Master Separation Agreement and any other applicable agreement and applicable law.

(i) Cooperation. Each Party shall use commercially reasonable efforts to cooperate to share, retain and maintain data and records that are necessary or appropriate to further the purposes of this Section 2.4 and for each Party to administer its respective benefit plans to the extent consistent with this Agreement and applicable law, and each Party agrees to cooperate as long as is reasonably necessary to further the purposes of this Section 2.4. Except as provided under any Ancillary Agreement, no Party shall charge another Party a fee for such cooperation.

ARTICLE III

EQUITY AND INCENTIVE COMPENSATION PLANS

Section 3.1 General Principles.

(a) For the avoidance of doubt, the provisions of this Article III shall not apply unless the Distribution takes place. RemainCo and SpinCo shall take any and all reasonable action as shall be necessary and appropriate to further the provisions of this Article III.

(b) Where an award granted under one of the RemainCo Legacy Equity Plans is replaced by an award under the SpinCo New Equity Plan in accordance with the provisions of this Article III, such award generally shall be on terms which are in all material respects identical to the terms of the award which it replaces (including any requirements of continued employment) but subject to any necessary changes to take into account (i) that the award relates to SpinCo Common Stock, (ii) that the SpinCo New Equity Plan is administered by SpinCo, (iii) if applicable, that the grantee under the award is employed or affiliated with a new employer or plan sponsor, and (iv) the adjustments required by this Article III. Where an award granted under one of the RemainCo Legacy Equity Plans is adjusted in accordance with the provisions of this Article III, such award shall otherwise continue to retain the same terms and conditions of the original award, subject to any necessary changes to take into account that the grantee under the award is employed or affiliated with a new employer or plan sponsor, if applicable, and the adjustments required by this Article III.

(c) Subject to Section 3.10, following the Distribution, a grantee who has outstanding awards under one or more of the RemainCo Legacy Equity Plans and/or replacement awards under the SpinCo New Equity Plan shall be considered to have been employed by the applicable plan sponsor before and after the Distribution for purposes of (i) vesting and (ii) determining the date of termination of employment as it applies to any such award.

(d) No award described in this Article III, whether outstanding or to be issued, adjusted, substituted or cancelled by reason of or in connection with the Distribution, shall be adjusted, settled, cancelled, or exercisable, until in the judgment of the administrator of the applicable plan or program such action is consistent with all applicable law, including federal securities laws. Any period of exercisability will not be extended on account of a period during which such an award is not exercisable in accordance with the preceding sentence.

(e) Except as otherwise expressly provided in this Article III, from and after the Distribution Date, (i) SpinCo shall have sole responsibility for the administration of the SpinCo New Equity Plan and the settlement of the SpinCo Equity Compensation Awards, and no member of the RemainCo Group shall have any liability or responsibility therefor, and (ii) the appropriate member of the RemainCo Group shall have sole responsibility for the administration of the RemainCo Legacy Equity Plans and the settlement of the RemainCo Equity Compensation Awards, and no member of the SpinCo Group shall have any liability or responsibility therefor. Notwithstanding the foregoing, SpinCo and its designees shall have exclusive authority and discretion with respect to all employment-related determinations or decisions required or permitted to be made by the applicable sponsor, administrator or employer entity under the terms of the RemainCo Legacy Equity Plans with respect to RemainCo Equity Compensation Awards held by SpinCo Employees, and RemainCo and its designees shall have exclusive authority and discretion with respect to all employment-related determinations or decisions required or permitted to be made by the applicable sponsor, administrator or employer entity under the terms of the SpinCo New Equity Plan with respect to SpinCo Equity Compensation Awards held by RemainCo Employees. RemainCo and SpinCo agree to administer the RemainCo Equity Compensation Awards and SpinCo Equity Compensation Awards, respectively, in accordance with any determination or decision made by the other Party in accordance with the preceding sentence upon reasonable notice of such determination or decision.

(f) Notwithstanding Section 3.1(e), in the case of any outstanding RemainCo Equity Compensation Awards or SpinCo Equity Compensation Awards with respect to which (i) the award is vested as of the Distribution Date (or to the extent partially vested as of the Distribution Date) and (ii) a valid deferral election is in effect as of the Distribution Date, (x) RemainCo (or one or more members of the RemainCo Group, as designated by RemainCo) shall have sole responsibility for the settlement of those SpinCo Equity Compensation Awards held by RemainCo Legacy Award Holders, RemainCo Employees or, as of the Distribution Date, members of the Board of Directors of RemainCo and (y) SpinCo (or one or more members of the SpinCo Group, as designated by SpinCo) shall have sole responsibility for the settlement of those RemainCo Equity Compensation Awards held by Spinco Legacy Award Holders, SpinCo Employees or, as of the Distribution Date, members of the Board of Directors of SpinCo.

Section 3.2 Tax Reporting and Withholding; Payment of Option Exercise Price.

(a) SpinCo (or one or more members of the SpinCo Group, as designated by SpinCo) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the issuance, vesting or settlement, on or after the Distribution Date, of RemainCo Equity Compensation Awards and SpinCo Equity Compensation Awards held by

SpinCo Legacy Award Holders, SpinCo Employees and, as of the Distribution Date, members of the Board of Directors of SpinCo and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such awards.

(b) RemainCo (or one or more members of the RemainCo Group, as designated by RemainCo) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the issuance, vesting or settlement, on or after the Distribution Date, of RemainCo Equity Compensation Awards and SpinCo Equity Compensation Awards held by RemainCo Legacy Award Holders, RemainCo Employees and, as of the Distribution Date, members of the Board of Directors of RemainCo and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such awards.

(c) Upon the exercise of a Post-Distribution RemainCo Option or a Replacement SpinCo Option, the exercise price of such stock option will be remitted in cash by the option administrator to the issuer of the option (the appropriate member of the RemainCo Group or the SpinCo Group, as applicable) and the applicable withholding taxes of such stock option or stock appreciation right will be remitted in cash by the option administrator to the entity (the appropriate member of the RemainCo Group or the SpinCo Group, as applicable) responsible for payroll taxes, withholding and reporting with respect to the option pursuant to this Section 3.2. Upon vesting or payment, as applicable, of RemainCo RSUs, Additional RemainCo RSUs, RemainCo RSAs, Replacement RemainCo Units, mPower Performance RSUs, Additional mPower Performance RSUs, MEGTEC Performance RSUs, Replacement SpinCo RSUs, Additional SpinCo RSUs, Additional SpinCo RSAs, Replacement SpinCo Units, and Replacement MEGTEC Performance RSUs, the applicable withholding will be remitted in cash by the administrator to the entity (the appropriate member of the RemainCo Group or the SpinCo Group, as applicable) responsible for payroll taxes, withholding and reporting with respect to such awards pursuant to this Section 3.2. To the extent necessary to provide the withholding amount in cash to the entity responsible for payroll taxes, withholding, and reporting (e.g., in the case of share withholding), the issuer of the applicable award will provide the withholding amount in cash. Notwithstanding the foregoing, the method of remittance of the exercise price of any stock option or any applicable withholding taxes may vary for legal or administrative reasons.

(d) Each Party shall use commercially reasonable efforts to cooperate to share, retain and maintain data and records that are necessary or appropriate to further the purposes of this Section 3.2, and each Party agrees to cooperate as long as is reasonably necessary to further the purposes of this Section 3.2. Except as provided under any Ancillary Agreement, no Party shall charge another Party a fee for such cooperation.

Section 3.3 Restricted Stock Units and Restricted Stock.

(a) 2015 RSUs and Non-U.S. Awards—SpinCo Holders. Each SpinCo Legacy Award Holder and each grantee under any of the RemainCo Legacy Equity Plans who will be a SpinCo Employee, in either case who holds, as of the Distribution Date, one or more RemainCo RSUs (excluding RemainCo RSUs granted in respect of service on the Board of

Directors of RemainCo) that were granted (i) on or after January 1, 2015 or (ii) to a Non-U.S. Holder, shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such RemainCo RSU (which shall be cancelled), a number of restricted or deferred (as applicable) stock units with respect to and payable in shares of SpinCo Common Stock or (if, but only if, provided for under the terms of the applicable RemainCo RSU) cash (“Replacement SpinCo RSUs”) under the SpinCo New Equity Plan having a value immediately after the Distribution Date equal to the value of the shares of RemainCo Common Stock subject to the RemainCo RSU (calculated using the Pre-Distribution RemainCo Share Price), as calculated pursuant to the following provisions. In each case, the number of Replacement SpinCo RSUs shall be equal to (x) divided by (y), where (x) is the Pre-Distribution RemainCo Share Price multiplied by the number of RemainCo RSUs that are being cancelled and replaced pursuant to this Section 3.3(a), and (y) is the Post-Distribution SpinCo Share Price, with the resulting number of Replacement SpinCo RSUs being rounded up or down to the nearest whole unit. Except as provided in the foregoing provisions of this Section 3.3(a), Replacement SpinCo RSUs shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo RSUs which they replace.

(b) 2015 RSUs and Non-U.S. Awards—RemainCo Holders. Each RemainCo Legacy Award Holder and each grantee under any of the RemainCo Legacy Equity Plans who will be a RemainCo Employee, in either case who holds, as of the Distribution Date, one or more RemainCo RSUs (excluding RemainCo RSUs granted in respect of service on the Board of Directors of RemainCo) that were granted (i) on or after January 1, 2015 or (ii) to a Non-U.S. Holder, shall receive, effective as of the Distribution Date and immediately prior to the Distribution, for each such award of RemainCo RSUs (in lieu of receiving any SpinCo restricted or deferred stock units in connection with such RemainCo RSUs), a number of additional restricted or deferred (as applicable) stock units with respect to and payable in RemainCo Common Stock or (if, but only if, provided for under the terms of the applicable RemainCo RSU) cash (the “Additional RemainCo RSUs”), under one of the RemainCo Legacy Equity Plans. In each case, the number of shares of RemainCo Common Stock subject to an award of Additional RemainCo RSUs shall be equal to the product of (x) and (y), where (x) is the number of shares of RemainCo Common Stock covered by the original award of RemainCo RSUs and (y) is equal to (a) the Pre-Distribution RemainCo Share Price minus the Post-Distribution RemainCo Share Price, divided by (b) the Post-Distribution RemainCo Share Price, with the resulting number of shares subject to the Additional RemainCo RSUs being rounded up or down to the nearest whole share. Except as provided in the foregoing provisions of this Section 3.3(b), Additional RemainCo RSUs shall be granted on such terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo RSUs with respect to which they are granted.

(c) Pre-2015 RSUs and Director RSUs. Each grantee under any of the RemainCo Legacy Equity Plans (other than a Non-U.S. Holder) who holds, as of the Distribution Date, one or more RemainCo RSUs that were granted (i) prior to January 1, 2015 or (ii) in respect of such holder’s service on the Board of Directors of RemainCo shall receive, effective as of the Distribution Date and immediately prior to the Distribution, for each such award of RemainCo RSUs, an additional number of restricted or deferred (as applicable) stock units with respect to and payable in shares of SpinCo Common Stock or (if, but only if, provided for under the terms of the applicable RemainCo RSU) cash (the “Additional SpinCo RSUs”) under the SpinCo New Equity Plan. In each case, the number of shares of SpinCo Common Stock subject to an award of Additional SpinCo RSUs shall be equal to the number of shares of SpinCo Common Stock that would have been distributed in the Distribution with respect to the number of shares of RemainCo Common Stock subject to the grantee’s RemainCo RSUs, with the resulting number of shares subject to the Additional SpinCo RSU being rounded up or down to the nearest whole share. Except as provided in the foregoing provisions of this Section 3.3(c), Additional SpinCo RSUs shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo RSUs with respect to which they are granted.

(d) Restricted Stock Awards. Each grantee under any of the RemainCo Legacy Equity Plans who holds, as of the Distribution Date, one or more RemainCo RSAs that are unvested as of the Distribution Date will generally receive, as of the Distribution Date and pursuant to the Distribution, for each such award of RemainCo RSAs, a number of restricted shares of SpinCo Common Stock (the “Additional SpinCo RSAs”) determined in the same manner as for other shareholders of RemainCo Common Stock based on the Distribution Multiple, with the value of any fractional share paid to the holder in cash, less any applicable taxes, as soon as practicable following the Distribution Date, except to the extent that such cash payment would result in adverse tax consequences to the holder under Section 409A of the Code. Except as provided in the foregoing provisions of this Section 3.3(d), Additional SpinCo RSAs shall be subject to the SpinCo New Equity Plan and subject to terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo RSAs to which they relate.

Section 3.4 Stock Options and Stock Appreciation Rights.

(a) 2015 Awards and Non-U.S. Awards—SpinCo Holders. Each grantee under any of the RemainCo Legacy Equity Plans (i) who is a SpinCo Legacy Award Holder or will be a SpinCo Employee, or who will not be a SpinCo Employee but will serve on the Board of Directors of SpinCo immediately after the Distribution Date, and (ii) who holds as of the Distribution Date one or more RemainCo Options that were granted (A) on or after January 1, 2015 or (B) to a Non-U.S. Holder, shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such RemainCo Option (which shall be cancelled), an option to purchase a number of shares of SpinCo Common Stock or stock appreciation right with respect to a number of shares of SpinCo Common Stock, as applicable, under the SpinCo New Equity Plan (a “Replacement SpinCo Option”) having a value (calculated using the Post-Distribution SpinCo Share Price) equal to the value of the shares of RemainCo Common Stock subject to the RemainCo Option (calculated using the Pre-Distribution RemainCo Share Price), as calculated pursuant to the following provisions. The number of shares of SpinCo Common Stock subject to a Replacement SpinCo Option shall be equal to the product of (x) the number of shares of RemainCo Common Stock subject to a RemainCo Option as of the Distribution Date and (y) a fraction, the numerator of which is the Pre-Distribution RemainCo Share Price and the denominator of which is the Post-Distribution SpinCo Share Price, with the resulting number of shares subject to the Replacement SpinCo Option being rounded down to the nearest whole share. Each such Replacement SpinCo Option shall have the same comparative ratio of the exercise price to the Post-Distribution SpinCo Share Price as the exercise price of each RemainCo Option to the Pre-Distribution RemainCo Share Price, provided that the exercise price for the Replacement SpinCo Option shall be rounded up to the nearest whole cent. Replacement SpinCo Options shall not be exercisable until the Registration Statement Effectiveness Date. Except as provided in the foregoing provisions of this Section 3.4(a), Replacement SpinCo Options granted under this Section 3.4(a) shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo Options which they replace.

(b) 2015 Awards and Non-U.S. Awards—RemainCo Holders. Each grantee under any of the RemainCo Legacy Equity Plans (i) who is a RemainCo Legacy Award Holder or will be a RemainCo Employee, or who will not be a RemainCo Employee but will serve on the Board of Directors of RemainCo immediately after the Distribution Date, and (ii) who holds as of the Distribution Date one or more RemainCo Options that were granted (A) on or after January 1, 2015 or (B) to a Non-U.S. Holder, shall receive, effective as of the Distribution Date and immediately prior to the Distribution, in substitution for each such RemainCo Option (which shall be cancelled), an option to purchase a number of shares of RemainCo Common Stock or a stock appreciation right with respect to a number of shares of RemainCo Common Stock, as applicable, under one of the RemainCo Legacy Equity Plans (a “Post-Distribution RemainCo Option”) having a value (calculated using the Post-Distribution RemainCo Share Price) equal to the value of the shares of RemainCo Common Stock subject to the RemainCo Option (calculated using the Pre-Distribution RemainCo Share Price), as calculated pursuant to the following provisions. The number of shares of RemainCo Common Stock subject to a Post-Distribution RemainCo Option shall be equal to the product of (x) the number of shares of RemainCo Common Stock subject to a RemainCo Option as of the Distribution Date and (y) a fraction, the numerator of which is the Pre-Distribution RemainCo Share Price and the denominator of which is the Post-Distribution RemainCo Share Price, with the resulting number of shares subject to the Post-Distribution RemainCo Option being rounded down to the nearest whole share. Each such Post-Distribution RemainCo Option shall have the same comparative ratio of the exercise price to the Post-Distribution RemainCo Share Price as the exercise price of each RemainCo Option to the Pre-Distribution RemainCo Share Price, provided that the exercise price for the Post-Distribution RemainCo Option shall be rounded up to the nearest whole cent. Except as provided in the foregoing provisions of this Section 3.4(b), Post-Distribution RemainCo Options shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo Options which they replace.

(c) Pre-2015 Awards. Each grantee under any of the RemainCo Legacy Equity Plans (other than a Non-U.S. Holder) who holds as of the Distribution Date one or more RemainCo Options that were granted prior to January 1, 2015 shall receive, effective as of the Distribution Date and immediately prior to the Distribution, in substitution for each such RemainCo Option (which shall be cancelled), both a Replacement SpinCo Option with respect to shares of SpinCo Common Stock and a Post-Distribution RemainCo Option with respect to shares of RemainCo Common Stock, with such shares of SpinCo Common Stock and RemainCo Common Stock having an aggregate value (calculated using the Post-Distribution RemainCo Share Price and the Post-Distribution SpinCo Share Price) equal to the value of the shares of RemainCo Common Stock subject to the RemainCo Option (calculated using the Pre-

Distribution RemainCo Share Price), as calculated pursuant to the following provisions. In each case, the number of shares of RemainCo Common Stock subject to a Post-Distribution RemainCo Option shall be equal to the product of (x) the number of shares of RemainCo Common Stock subject to a RemainCo Option as of the Distribution Date and (y) a fraction, the numerator of which is the Pre-Distribution RemainCo Share Price and the denominator of which is the sum of (I) the product of the Distribution Multiple and the Post-Distribution SpinCo Share Price and (II) the Post-Distribution RemainCo Share Price, with the resulting number of shares subject to the Post-Distribution RemainCo Option being rounded down to the nearest whole share. In each case, the number of shares of SpinCo Common Stock subject to a Replacement SpinCo Option shall be equal to the product of (x) the number of shares of RemainCo Common Stock subject to a RemainCo Option as of the Distribution Date and (y) a fraction, the numerator of which is the Pre-Distribution RemainCo Share Price and the denominator of which is the sum of (I) the quotient obtained by dividing the Post-Distribution RemainCo Share Price by the Distribution Multiple and (II) the Post-Distribution SpinCo Share Price, with the resulting number of shares subject to the Replacement SpinCo Option being rounded down to the nearest whole share. Each of the Replacement SpinCo Options and the Post-Distribution RemainCo Options shall have the same comparative ratio of the exercise price to the Post-Distribution SpinCo Share Price and Post-Distribution RemainCo Share Price, respectively, as the exercise price of the RemainCo Option being replaced to the Pre-Distribution RemainCo Share Price, provided that the exercise price for each Replacement SpinCo Option and each Post-Distribution RemainCo Option shall be rounded up to the nearest whole cent. Replacement SpinCo Options shall not be exercisable until the Registration Statement Effectiveness Date. Except as provided in the foregoing provisions of this Section 3.4(c), Replacement SpinCo Options and Post-Distribution RemainCo Options shall be granted on such terms which are in all material respects identical (including with respect to vesting) to the terms of the RemainCo Options with respect to which they are granted.

(d) Notwithstanding anything to the contrary in this Section 3.4, the exercise price, the number of shares of RemainCo Common Stock and SpinCo Common Stock subject to each Post-Distribution RemainCo Option and Replacement SpinCo Option, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code. For purposes of Section 409A of the Code, the Pre-Distribution RemainCo Share Price shall be treated as the fair market value of a share of RemainCo Common Stock immediately prior to the substitutions described in this Section 3.4 and the Post-Distribution RemainCo Share Price and the Post-Distribution SpinCo Share Price shall be treated as the fair market value of a share of RemainCo Common Stock and the fair market value of a share of SpinCo Common Stock, respectively, immediately after such substitutions.

Section 3.5 Performance-Based Awards.

(a) Non-U.S. Awards—SpinCo Holders. Each SpinCo Legacy Award Holder and each grantee under any of the RemainCo Legacy Equity Plans who will be a SpinCo Employee, in either case who holds, as of the Distribution Date, one or more performance-based equity awards that were granted to a Non-U.S. Holder (excluding any mPower Performance RSUs and MEGTEC Performance RSUs), shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such performance-based award (which shall be cancelled), a number of restricted or deferred stock units, as applicable, with respect to and payable in shares of SpinCo Common Stock or (if, but only if, provided for under the terms of the applicable performance-based equity award) cash (“Replacement SpinCo Units”). In each case, the number of shares of SpinCo Common Stock subject to an award of Replacement SpinCo Units shall be equal to (x) divided by (y), where (x) is the Pre-Distribution RemainCo Share Price multiplied by the number of shares of RemainCo Common Stock that would have been earned at target performance for the applicable performance-based equity award, and (y) is the Post-Distribution SpinCo Share Price, with the resulting number of shares subject to the Replacement SpinCo Units being rounded up or down to the nearest whole share. Continued employment conditions applicable to the performance-based equity award will apply to the corresponding Replacement SpinCo Units.

(b) Non-U.S. Awards—RemainCo Holders. Each RemainCo Legacy Award Holder and each grantee under any of the RemainCo Legacy Equity Plans who will be a RemainCo Employee, in either case who holds, as of the Distribution Date, one or more performance-based equity awards that were granted to a Non-U.S. Holder (excluding any mPower Performance RSUs and MEGTEC Performance RSUs), shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such performance-based award (which shall be cancelled), a number of restricted or deferred stock units, as applicable, with respect to and payable in shares of RemainCo Common Stock or (if, but only if, provided for under the terms of the applicable performance-based equity award) cash (“Replacement RemainCo Units”). In each case, the number of shares of RemainCo Common Stock subject to an award of Replacement RemainCo Units shall be equal to (x) divided by (y), where (x) is the Pre-Distribution RemainCo Share Price multiplied by the number of shares of RemainCo Common Stock that would have been earned at target performance for the applicable performance-based equity award, and (y) is the Post-Distribution RemainCo Share Price, with the resulting number of shares subject to the Replacement RemainCo Units being rounded up or down to the nearest whole share. Continued employment conditions applicable to the performance-based equity award will apply to the corresponding Replacement RemainCo Units.

(c) U.S. Awards. Each grantee under the RemainCo Legacy Equity Plans (other than a Non-U.S. Holder) who holds, as of the Distribution Date, one or more performance-based equity awards (excluding any mPower Performance RSUs and MEGTEC Performance RSUs) shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such performance-based award (which shall be cancelled), a number of Replacement RemainCo Units equal to the number of shares of RemainCo Common Stock that would have been earned at target performance for each such performance-based equity award, with the resulting number of Replacement RemainCo Units being rounded up or down to the nearest whole unit, and shall also receive, effective as of the Distribution Date and immediately prior to the Distribution, a number of Replacement SpinCo Units equal to the number of shares of SpinCo Common Stock that would have been distributed in the Distribution with respect to the Replacement RemainCo Units as if each of such Replacement RemainCo Units had been RemainCo Common Stock, with the resulting number of Replacement SpinCo Units being rounded up or down to the nearest whole unit. Continued employment conditions applicable to the performance-based equity award will apply to the corresponding Replacement RemainCo Units and Replacement SpinCo Units.

(d) mPower Performance RSUs. Each grantee under the RemainCo Legacy Equity Plans who holds, as of the Distribution Date, one or more performance-based restricted stock units listed on Schedule 3.5(d) (“mPower Performance RSUs”) shall receive, effective as of the Distribution Date and immediately prior to the Distribution, for each such mPower Performance RSU (in lieu of receiving any SpinCo restricted stock units in connection with such mPower Performance RSUs), a number of additional performance-based restricted stock units with respect to RemainCo Common Stock (the “Additional mPower Performance RSUs”), under one of the RemainCo Legacy Equity Plans. In each case, the number of shares of RemainCo Common Stock subject to an award of Additional mPower Performance RSUs shall be equal to the product of (x) and (y), where (x) is the number of shares of RemainCo Common Stock covered by the original award of mPower Performance RSUs and (y) is equal to (a) the Pre-Distribution RemainCo Share Price minus the Post-Distribution RemainCo Share Price, divided by (b) the Post-Distribution RemainCo Share Price, with the resulting number of shares subject to the Additional mPower Performance RSUs being rounded up or down to the nearest whole share. Except as provided in the foregoing provisions of this Section 3.5(d), Additional mPower Performance RSUs shall be granted on such terms which are in all material respects identical (including with respect to vesting and performance conditions) to the terms of the mPower Performance RSUs with respect to which they are granted.

(e) MEGTEC Performance RSUs. Each grantee under the RemainCo Legacy Equity Plans who holds, as of the Distribution Date, one or more cash-settled performance-based restricted stock units listed on Schedule 3.5(e) (“MEGTEC Performance RSUs”) shall receive, effective as of the Distribution Date and immediately prior to the Distribution, as a replacement award in substitution for each such MEGTEC Performance RSU (which shall be cancelled), a number of cash-settled performance-based restricted stock units with respect to shares of SpinCo Common Stock (“Replacement MEGTEC Performance RSUs”) under the SpinCo New Equity Plan having a value immediately after the Distribution Date equal to the value of the shares of RemainCo Common Stock subject to the MEGTEC Performance RSU (calculated using the Pre-Distribution RemainCo Share Price), as calculated pursuant to the following provisions. In each case, the number of Replacement MEGTEC Performance RSUs shall be equal to (x) divided by (y), where (x) is the Pre-Distribution RemainCo Share Price multiplied by the number of MEGTEC Performance RSUs that are being cancelled and replaced pursuant to this Section 3.5(e), and (y) is the Post-Distribution SpinCo Share Price, with the resulting number of Replacement MEGTEC Performance RSUs being rounded up or down to the nearest whole unit. Except as provided in the foregoing provisions of this Section 3.5(e), Replacement MEGTEC Performance RSUs shall be granted on terms which are in all material respects identical (including with respect to vesting and performance conditions) to the terms of the MEGTEC Performance RSUs which they replace.

(f) To the extent necessary to implement the provisions of this Section 3.5, the RemainCo Legacy Equity Plan shall be deemed amended. Notwithstanding the foregoing provisions of this Section 3.5, a performance-based equity award granted under the RemainCo Legacy Equity Plan which is no longer subject to performance conditions as of immediately prior to the Distribution shall be treated as if it were a RemainCo RSU under the applicable provisions of Section 3.3.

Section 3.6 Section 16(b) of the Exchange Act; Code Sections 162(m) and 409A.

(a) By approving the adoption of this Agreement, the respective boards of directors of RemainCo and SpinCo intend to exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, by reason of the application of Rule 16b-3 thereunder, all acquisitions and dispositions of equity incentive awards by directors and executive officers of each of RemainCo and SpinCo, and the respective boards of directors of RemainCo and SpinCo also intend to expressly approve, in respect of any equity-based award, the use of any method for the payment of an exercise price and the satisfaction of any applicable tax withholding (specifically including the actual or constructive tendering of shares in payment of an exercise price and the withholding of option shares from delivery in satisfaction of applicable tax withholding requirements) to the extent such method is permitted under the applicable equity incentive plan and award agreement.

(b) Notwithstanding anything in this Agreement to the contrary (including the treatment of supplemental and deferred compensation plans, outstanding long-term incentive awards and annual incentive awards as described herein), RemainCo and SpinCo agree to negotiate in good faith regarding the need for any treatment different from that otherwise provided herein to ensure that, to the extent deemed desirable by RemainCo and SpinCo, (i) a federal income tax deduction for the payment of such supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation is not limited by reason of Code Section 162(m), and (ii) the treatment of such supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation does not cause the imposition of a tax under Code Section 409A.

Section 3.7 Certain Bonus Payments.

(a) Except to the extent otherwise provided in Section 10.1, annual incentive bonuses in respect of 2015 shall be paid to RemainCo Employees and SpinCo Employees by RemainCo and SpinCo, respectively, at the time such bonuses are normally paid (but no later than March 15, 2016) in accordance with the bonus pools determined by the Compensation Committee of the respective Board of Directors. The annual incentive bonuses in respect of 2015 for RemainCo Employees and SpinCo Employees who were employed by the RemainCo Group during 2015 prior to the Distribution Date shall be bifurcated. Each such individual’s bonus shall be the sum of: (i) the bonus based on the applicable bonus plan provisions, prorated for the period between January 1, 2015 and the Distribution Date, and (ii) the bonus based on the applicable bonus plan provisions, prorated for the period between the day after the Distribution Date and December 31, 2015.

(b) SpinCo shall assume responsibility for the grant of 2015 bonuses and liability for payment of bonuses to the individuals listed on Schedule 3.7(b) earned under The Babcock & Wilcox Executive Incentive Compensation Plan and The Babcock & Wilcox Company Management Incentive Plan. RemainCo shall maintain liability for payment of bonuses to individuals other than those listed on Schedule 3.7(b) earned under The Babcock & Wilcox

Executive Incentive Compensation Plan and The Babcock & Wilcox Company Management Incentive Plan. SpinCo shall assume responsibility for the grant of 2015 bonuses and liability for payment of bonuses to SpinCo Employees earned under the The Babcock & Wilcox Company Salaried Employees Incentive Plan. RemainCo shall maintain liability for payment of bonuses to individuals other than the SpinCo Employees earned under The Babcock & Wilcox Company Salaried Employees Incentive Plan.

Section 3.8 Change in Control.

(a) In the event a change in control (as defined in the applicable equity incentive plan or award agreement) occurs with respect to RemainCo, then (i) any accelerated vesting and/or exercisability applicable to RemainCo Equity Compensation Awards held by RemainCo Employees and RemainCo Legacy Award Holders shall apply to the SpinCo Equity Compensation Awards then held by such individuals, and (ii) all RemainCo Equity Compensation Awards then held by SpinCo Employees and SpinCo Legacy Award Holders shall fully vest (and, to the extent applicable, become exercisable).

(b) In the event a change in control (as defined in the applicable equity incentive plan or award agreement) occurs with respect to SpinCo, then (i) any accelerated vesting and/or exercisability applicable to SpinCo Equity Compensation Awards held by SpinCo Employees and SpinCo Legacy Award Holders shall apply to the RemainCo Equity Compensation Awards then held by such individuals, and (ii) all SpinCo Equity Compensation Awards then held by RemainCo Employees and RemainCo Legacy Award Holders shall fully vest (and, to the extent applicable, become exercisable).

(c) Notwithstanding the foregoing, this Section 3.8 will not apply to the extent that it would cause adverse tax consequences under Code Section 409A. For the avoidance of doubt, this Section 3.8 shall not apply to awards granted under the RemainCo Legacy Equity Plans or SpinCo New Equity Plan after the Distribution Date.

Section 3.9 Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Agreement, (i) to the extent any of the provisions in this Article III (or any equity award described herein) do not conform with applicable non-U.S. laws (including provisions for the collection of withholding taxes), such provisions shall be modified to the extent necessary to conform with such non-U.S. laws in such manner as is equitable and to preserve the intent hereof, as determined by the Parties in good faith, and (ii) the provisions of this Article III may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article III to awards subject to non-U.S. laws.

Section 3.10 Employment Treatment.

(a) Continuous employment with the SpinCo Group and the RemainCo Group following the Distribution Date will be deemed to be continuing service for purposes of vesting and exercisability for the SpinCo Equity Compensation Awards and the RemainCo Equity Compensation Awards. However, in the event that a SpinCo Employee terminates employment after the Distribution Date and becomes employed by the RemainCo Group, for purposes of Article III, the SpinCo Employee will be deemed terminated and the terms and conditions of the applicable performance incentive plan under which grants were made will apply. Similarly, in the event that a RemainCo Employee terminates employment after the Distribution Date and becomes employed by the SpinCo Group, for purposes of Article III, the RemainCo Employee will be deemed terminated and the terms and conditions of the applicable performance incentive plan under which grants were made will apply. In addition, a non-employee member of the Board of Directors of RemainCo or SpinCo will be treated in a similar manner to that described in this Section 3.10.

(b) If, after the Distribution Date, RemainCo or SpinCo identifies an administrative error in the individuals identified as holding RemainCo Equity Compensation Awards and SpinCo Equity Compensation Awards, the amount of such awards so held, the vesting level of such awards, or any other similar error, RemainCo and SpinCo will mutually cooperate in taking such actions as are necessary or appropriate to place, as nearly as reasonably practicable, the individual and RemainCo and SpinCo in the position in which they would have been had the error not occurred.

ARTICLE IV

GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 4.1 General Principles.

(a) (i) Each member of the RemainCo Group and each member of the SpinCo Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the RemainCo Pension Plans, RemainCo Thrift Plans, RemainCo Welfare Plans and RemainCo Benefit Arrangements by all SpinCo Employees and Former SpinCo Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the day before the Employee Transfer Date), and each member of the SpinCo Group shall cease to be a participating employer under the terms of such RemainCo Pension Plans, RemainCo Thrift Plans, RemainCo Welfare Plans and RemainCo Benefit Arrangements as of such time.

(ii) Each member of the SpinCo Group and each member of the RemainCo Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the SpinCo Pension Plans, SpinCo Thrift Plans, SpinCo Welfare Plans and SpinCo Benefit Arrangements by all RemainCo Employees and Former RemainCo Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the day before the Employee Transfer Date), and each member of the RemainCo Group shall cease to be a participating employer under the terms of such SpinCo Pension Plans, SpinCo Thrift Plans, SpinCo Welfare Plans and SpinCo Benefit Arrangements as of such time.

(iii) Except as otherwise provided in this Agreement, one or more members of the SpinCo Group (as designated by SpinCo) shall continue to be responsible for or assume, effective as of the Employee Transfer Date, all employee benefits liabilities for

SpinCo Employees and Former SpinCo Employees, and any assets relating to such employee benefits for SpinCo Employees and Former SpinCo Employees shall be transferred to or continue to be held by one or more members of the SpinCo Group (as designated by SpinCo); and one or more members of the RemainCo Group (as designated by RemainCo) shall continue to be responsible for or assume, effective as of the Employee Transfer Date, all employee benefits liabilities for RemainCo Employees and Former RemainCo Employees, and any assets relating to such employee benefits for RemainCo Employees and Former RemainCo Employees shall be transferred to or continue to be held by one or more members of the RemainCo Group (as designated by RemainCo).

(b) Except as otherwise provided in this Agreement, effective as of the Employee Transfer Date, one or more members of the SpinCo Group (as determined by SpinCo) shall assume or continue the sponsorship of, and no member of the RemainCo Group shall have any further liability for or under, the following agreements, obligations and liabilities, and SpinCo shall indemnify each member of the RemainCo Group, and the officers, directors, and employees of each member of the RemainCo Group, and hold them harmless with respect to such agreements, obligations or liabilities:

(i) any and all individual agreements entered into between any member of the RemainCo Group and any SpinCo Employee or Former SpinCo Employee;

(ii) any and all agreements entered into between any member of the RemainCo Group and any individual who is an independent contractor providing services primarily for the business activities of the SpinCo Group;

(iii) any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), commissions and bonuses payable to any SpinCo Employees or Former SpinCo Employees after the Employee Transfer Date, without regard to when such wages, salaries, incentive compensation, commissions and bonuses are or may have been earned;

(iv) any and all moving expenses and obligations related to relocation, repatriation, transfers or similar items incurred by or owed to any SpinCo Employees or Former SpinCo Employees, whether or not accrued as of the Employee Transfer Date (other than such expenses and obligations incurred by RemainCo prior to the Employee Transfer Date as a result of which there is an existing liability as of the day before the Employee Transfer Date, all of which shall remain RemainCo’s obligation);

(v) any and all immigration-related, visa, work application or similar rights, obligations and liabilities related to any SpinCo Employees or Former SpinCo Employees; and

(vi) any and all liabilities and obligations whatsoever with respect to claims made by or with respect to any SpinCo Employees or Former SpinCo Employees in connection with any employee benefit plan, program or policy not otherwise retained or assumed by any member of the RemainCo Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by any member of the SpinCo Group or any officer, director, employee or agent thereof prior to the Employee Transfer Date.

(c) Except as otherwise provided in this Agreement, effective as of the Employee Transfer Date, no member of the SpinCo Group shall have any further liability for, and RemainCo shall indemnify each member of the SpinCo Group, and the officers, directors, and employees of each member of the SpinCo Group, and hold them harmless with respect to any and all liabilities and obligations whatsoever with respect to, claims made by or with respect to any RemainCo Employees or Former RemainCo Employees in connection with any employee benefit plan, program or policy not otherwise retained or assumed by any member of the SpinCo Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by any member of the RemainCo Group or any officer, director, employee or agent thereof prior to the Employee Transfer Date.

Section 4.2 Sponsorship and/or Establishment of SpinCo Plans. RemainCo Welfare Plans in which both (i) RemainCo Employees or Former RemainCo Employees and (ii) SpinCo Employees or Former SpinCo Employees participate shall be divided into two separate plans, with one covering RemainCo Employees and Former RemainCo Employees sponsored by a member of the RemainCo Group, and the other covering SpinCo Employees and Former SpinCo Employees sponsored by a member of the SpinCo Group.

Section 4.3 Service Credit.

(a) Service for Eligibility and Vesting Purposes. Except as otherwise provided in any other provision of this Agreement, for purposes of eligibility and vesting under the SpinCo Pension Plans, SpinCo Thrift Plans, SpinCo Benefit Arrangements and SpinCo Welfare Plans, SpinCo shall, and shall cause each member of the SpinCo Group to, credit each SpinCo Employee and Former SpinCo Employee with service for any period of employment with any member of the RemainCo Group prior to the Employee Transfer Date to the same extent such service would be credited if it had been performed for a member of the SpinCo Group.

(b) Service for Benefit Purposes. Except as otherwise provided in any other provision of this Agreement, and except to the extent the following would result in a duplication of benefits, (i) for purposes of benefit levels and accruals and benefit commencement entitlements under the SpinCo Pension Plans, SpinCo Thrift Plans and SpinCo Welfare Plans, SpinCo shall, and shall cause each member of the SpinCo Group to, credit each SpinCo Employee and Former SpinCo Employee with service for any period of employment with any member of the RemainCo Group prior to the Employee Transfer Date to the same extent that such service is taken into account pursuant to the terms of the RemainCo Pension Plans, RemainCo Thrift Plans and RemainCo Welfare Plans, and (ii) for purposes of benefit levels and accruals and benefit commencement entitlements under the RemainCo Pension Plans, RemainCo Thrift Plans and RemainCo Welfare Plans, RemainCo shall, and shall cause each member of the RemainCo Group to, credit each RemainCo Employee and Former RemainCo Employee with service for any period of employment with any member of the SpinCo Group prior to the Employee Transfer Date to the same extent such service would be credited if it had been performed for a member of the RemainCo Group.

(c) Evidence of Prior Service. Notwithstanding anything to the contrary, but subject to applicable law, upon reasonable request by one Party to the other Party, the first Party will provide to the other Party copies of any records available to the first Party to document such service, plan participation and membership of such Employees and cooperate with the first Party to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to any Employee.

Section 4.4 Plan Administration.

(a) Transition Services. The Parties acknowledge that the RemainCo Group or the SpinCo Group may provide administrative services for certain of the other Party’s benefit programs for a transitional period under the terms of an applicable transition services agreement. The Parties agree to enter into a business associate agreement (if required by applicable health information privacy laws) in connection with such transition services agreement.

(b) Administration. SpinCo shall use its best efforts to, and shall cause each member of the SpinCo Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the RemainCo Group. RemainCo shall use its best efforts to, and shall cause each member of the RemainCo Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the SpinCo Group.

(c) Participant Elections and Beneficiary Designations. All participant elections and beneficiary designations made under any plan sponsored by a member of the RemainCo Group or SpinCo Group prior to the effective date as of which assets or liabilities relating to that plan are transferred or allocated to a member of the SpinCo Group or RemainCo Group, as applicable, shall continue in effect under any plan maintained by any member of the SpinCo Group or RemainCo Group, as applicable, to which liabilities are transferred or allocated pursuant to this Agreement until such time as any applicable participant changes his elections or beneficiary designations in accordance with the procedures of the relevant plan, as the case may be, including deferral, investment, and payment form elections, dividend elections, coverage options and levels, beneficiary designations and the rights of alternate payees under qualified domestic relations orders.

ARTICLE V

PENSION, EXCESS AND SUPPLEMENTAL PLANS

Section 5.1 General Principles. The SpinCo Pension Plans shall continue to be maintained and sponsored by one or more members of the SpinCo Group on and after the Employee Transfer Date, and the RemainCo Pension Plans shall continue to be maintained and sponsored by one or more members of the RemainCo Group on and after the Employee Transfer Date. The RemainCo Group and the SpinCo Group shall each be responsible for the funding of their respective pension plans on and after the Employee Transfer Date.

Section 5.2 U.S. Pension Transfers.

(a) Transfer Date.

(i) SpinCo Commercial Operations Plan. On or prior to the Employee Transfer Date, the SpinCo Commercial Operations Plan shall be amended in order that the SpinCo Commercial Operations Plan will provide to each SpinCo Employee and Former SpinCo Employee who was a participant in the RemainCo Governmental Operations Plan (and each alternate payee or beneficiary of such person) (the “SpinCo U.S. Pension Beneficiaries”) benefits identical to those accrued with respect to such person under the RemainCo Governmental Operations Plan as of the close of business on April 30, 2015 (the “SpinCo Transfer Date”) (the “SpinCo U.S. Transferred Benefit”). A SpinCo U.S. Pension Beneficiary shall not accrue benefits under the RemainCo Governmental Operations Plan after the SpinCo Transfer Date, unless such SpinCo U.S. Pension Beneficiary shall become employed by any member of the RemainCo Group that participates in the RemainCo Governmental Operations Plan on or after the SpinCo Transfer Date.

(ii) RemainCo Governmental Operations Plan. On or prior to the Employee Transfer Date, the RemainCo Governmental Operations Plan shall be amended in order that the RemainCo Governmental Operations Plan will provide to each RemainCo Employee and Former RemainCo Employee (excluding any Grandfathered Foundry Employee) who was a participant in the SpinCo Commercial Operations Plan (and each alternate payee or beneficiary of such person) (the “RemainCo U.S. Pension Beneficiaries”) benefits identical to those accrued with respect to such person under the SpinCo Commercial Operations Plan as of the close of business on April 30, 2015 (the “RemainCo Transfer Date”) (the “RemainCo U.S. Transferred Benefit”). A RemainCo U.S. Pension Beneficiary shall not accrue benefits under the SpinCo Commercial Operations Plan after the RemainCo Transfer Date, unless such RemainCo U.S. Pension Beneficiary shall become employed by any member of the SpinCo Group that participates in the SpinCo Commercial Operations Plan on or after the RemainCo Transfer Date. Each Grandfathered Foundry Employee who is a participant in the SpinCo Commercial Operations Plan as of the RemainCo Transfer Date shall remain a participant in such plan on and after the RemainCo Transfer Date.

(b) Transfer.

(i) SpinCo Commercial Operations Plan. Following the determination of the SpinCo Transfer Amount (as defined below) by RemainCo, RemainCo shall cause to be transferred from the RemainCo Governmental Operations Plan to the SpinCo Commercial Operations Plan assets having an aggregate Value (as defined below) equal to the SpinCo Transfer Amount. On and before the SpinCo Transfer Date, the RemainCo Governmental Operations Plan shall continue to make the required benefit payments to the SpinCo U.S. Pension Beneficiaries. After the SpinCo Transfer Date, the SpinCo Commercial Operations Plan shall commence making the required benefit payments. Effective as of the SpinCo Transfer Date, the sponsor of the SpinCo Commercial Operations Plan shall assume all liabilities with respect to the benefits previously accrued under the RemainCo Governmental Operations Plan by the SpinCo U.S. Pension Beneficiaries.

(ii) RemainCo Governmental Operations Plan. Following the determination of the RemainCo Transfer Amount (as defined below) by SpinCo, SpinCo shall cause to be transferred from the SpinCo Commercial Operations Plan to the RemainCo Governmental Operations Plan assets having an aggregate Value (as defined below) equal to the RemainCo Transfer Amount. On and before the RemainCo Transfer Date, the SpinCo Commercial Operations Plan shall continue to make the required benefit payments to the RemainCo U.S. Pension Beneficiaries. After the RemainCo Transfer Date, the RemainCo Governmental Operations Plan shall commence making the required benefit payments. Effective as of the RemainCo Transfer Date, the sponsor of the RemainCo Governmental Operations Plan shall assume all liabilities with respect to the benefits previously accrued under the SpinCo Commercial Operations Plan by the RemainCo U.S. Pension Beneficiaries.

(c) Calculation of Transfer Amount.

(i) SpinCo Commercial Operations Plan. Promptly following the SpinCo Transfer Date, the RemainCo Actuary shall determine the SpinCo Transfer Amount. The “SpinCo Transfer Amount” means the amount required to be transferred from the RemainCo Governmental Operations Plan to the SpinCo Commercial Operations Plan in respect of the assumption by the SpinCo Commercial Operations Plan of the SpinCo U.S. Transferred Benefit obligations, as determined in accordance with Code Section 414(l) and the regulations thereunder. Promptly upon determination of the SpinCo Transfer Amount, RemainCo shall cause the RemainCo Actuary to provide to SpinCo a written statement of the SpinCo Transfer Amount, a summary of the calculation of such amount and a written statement that the SpinCo Transfer Amount satisfies the requirements of Code Section 414(l).

(ii) RemainCo Governmental Operations Plan. Promptly following the RemainCo Transfer Date, the SpinCo Actuary shall determine the RemainCo Transfer Amount. The “RemainCo Transfer Amount” means the amount required to be transferred from the SpinCo Commercial Operations Plan to the RemainCo Governmental Operations Plan in respect of the assumption by the RemainCo Governmental Operations Plan of the RemainCo U.S. Transferred Benefit obligations, as determined in accordance with Code Section 414(l) and the regulations thereunder. Promptly upon determination of the RemainCo Transfer Amount, SpinCo shall cause the SpinCo Actuary to provide to RemainCo a written statement of the RemainCo Transfer Amount, a summary of the calculation of such amount and a written statement that the RemainCo Transfer Amount satisfies the requirements of Code Section 414(l).

(d) Establishment and Transfer to SpinCo Trust. On May 29, 2015 (the “Initial Trust Transfer Date”), SpinCo shall have established a trust intended to be qualified under Code Section 501(a) (the “SpinCo Master Trust”), and RemainCo shall have caused to be transferred from the RemainCo Master Trust to the SpinCo Master Trust assets having an aggregate Value (as defined below) equal to 95% of the Value of the assets of the SpinCo

Commercial Operations Plan, calculated as of April 30, 2015, as determined in good faith by RemainCo (the “Initial Trust Transfer Amount”). Promptly after the Initial Trust Transfer Date: (i) if the aggregate Value of the assets of the SpinCo Commercial Operations Plan, calculated as of the Initial Trust Transfer Date, exceeds the Initial Trust Transfer Amount, RemainCo shall cause to be transferred from the RemainCo Master Trust to the SpinCo Master Trust assets having a Value equal to such excess, and (ii) if the Initial Trust Transfer Amount exceeds the aggregate Value of the assets of the SpinCo Commercial Operations Plan, calculated as of the Initial Trust Transfer Date, SpinCo shall cause to be transferred from the SpinCo Master Trust to the RemainCo Master Trust assets having a Value equal to such excess (the payments described in (i) and (ii), the “True Up Payment”).

(e) Assets and Value.

(i) Assets To Be Transferred. Assets to be transferred under Section 5.2(b) shall be in cash. Assets to be transferred under Section 5.2(d) shall be in kind and/or in cash in a manner that represents, as closely as commercially practical, a pro rata portion of each investment in a publicly traded portfolio or commingled investment fund (other than an investment in a private equity or real estate limited partnership) held by the RemainCo Master Trust or the SpinCo Master Trust, as applicable, as of the date of such transfer, except that reasonable adjustments shall be made where RemainCo (with respect to transfers from the RemainCo Master Trust) or SpinCo (with respect to transfers from the SpinCo Master Trust) determines such transfers cannot reasonably be made due to investment manager account minimums or where other considerations prevent such pro rata transfers or render such pro rata transfers impractical. Assets to be transferred under Section 5.2(f) shall be in cash and/or in kind, as reasonably determined by RemainCo.

(ii) Value. For purposes of this Section 5.2, the “Value” of all pension assets shall be the fair market value of such assets as determined in good faith by the named fiduciary of the RemainCo Master Trust based on the most recent audited account statements provided to such named fiduciary by the trustee of the RemainCo Master Trust, or, in the event of a transfer from the SpinCo Master Trust, as determined in good faith by the named fiduciary of the SpinCo Master Trust based on the most recent audited account statements provided to such named fiduciary by the trustee of the SpinCo Master Trust.

(f) Post-Transfer Investment Proceeds. Following the date on which assets are transferred from the RemainCo Master Trust to the SpinCo Master Trust in accordance with Section 5.2(d) (the “Trust Transfer Date”), RemainCo shall cause to be transferred from the RemainCo Master Trust to the SpinCo Master Trust a pro rata portion of any investment proceeds received by the RemainCo Master Trust that relate to a period prior to the applicable Trust Transfer Date, according to the proportion of the total amount of assets that were transferred from the RemainCo Master Trust to the SpinCo Master Trust pursuant to Section 5.2(d) to the total amount of assets held by the RemainCo Master Trust prior to any such transfer. This Section 5.2(f) shall not apply to (i) any proceeds or earnings of the RemainCo Master Trust that are taken into account in the calculation of the amount transferred pursuant to Section 5.2(d) or (ii) any proceeds or earnings attributable to an investment that is a private equity or real estate limited partnership.

Section 5.3 Canada Pension Transfer. Effective as of January 1, 2015, SpinCo has established a defined benefit pension plan (the “SpinCo Canada Salaried Pension Plan”) to provide retirement benefits to employees of the SpinCo Group and Former SpinCo Employees as of December 31, 2014 who participated in the RemainCo Canada Salaried Pension Plan prior to January 1, 2015 (and each beneficiary of such person) (the “SpinCo Canada Pension Beneficiaries”). The SpinCo Canada Salaried Pension Plan assumed liability for all benefits accrued with respect to the SpinCo Canada Pension Beneficiaries under the RemainCo Canada Salaried Pension Plan as of December 31, 2014 (the “SpinCo Canada Transferred Benefit”). A SpinCo Canada Pension Beneficiary shall not accrue benefits under the RemainCo Canada Salaried Pension Plan after December 31, 2014. As soon as practicable after regulatory approval has been obtained, RemainCo shall cause to be transferred from the RemainCo Canada Salaried Pension Plan to the SpinCo Canada Salaried Pension Plan assets having an aggregate value equal to the SpinCo Canada Transferred Benefit, as determined in accordance with applicable laws by an actuary appointed by RemainCo.

Section 5.4 Excess and Supplemental Plans.

(a) Excess Plans. The liabilities attributable to RemainCo Employees and Former RemainCo Employees in a SpinCo Excess Plan, if any, shall be assumed by a member of the RemainCo Group which sponsors the RemainCo Excess Plans, and the liabilities attributable to SpinCo Employees and Former SpinCo Employees in a RemainCo Excess Plan, if any, shall be assumed by a member of the SpinCo Group which sponsors a SpinCo Excess Plan, each effective as of the Employee Transfer Date.

(b) Supplemental Plans. On or prior to the Employee Transfer Date, SpinCo shall establish the SpinCo New SERP. The liabilities attributable to SpinCo Employees and Former SpinCo Employees in the RemainCo SERP shall be assumed by a member of the SpinCo Group which sponsors the SpinCo New SERP, effective as of the Employee Transfer Date. Each member of the SpinCo Group shall cease to be a participating employer in the RemainCo SERP, and the SpinCo Employees and the Former SpinCo Employees shall no longer participate in the RemainCo SERP, each effective as of the Employee Transfer Date, unless any such SpinCo Employee or Former SpinCo Employee shall become employed by any member of the RemainCo Group after such date and such member participates in the RemainCo SERP and such employee is eligible for participation therein.

(c) Restoration Plans. On or prior to the Employee Transfer Date, SpinCo shall establish the SpinCo New Restoration Plan. The liabilities attributable to SpinCo Employees and Former SpinCo Employees in the RemainCo Restoration Plan shall be assumed by a member of the SpinCo Group which sponsors the SpinCo New Restoration Plan, effective as of the Employee Transfer Date. Each member of the SpinCo Group shall cease to be a participating employer in the RemainCo Restoration Plan, and the SpinCo Employees and the Former SpinCo Employees shall no longer participate in the RemainCo Restoration Plan, each effective as of the Employee Transfer Date, unless any such SpinCo Employee or Former SpinCo Employee shall become employed by any member of the RemainCo Group after such date and such member participates in the RemainCo Restoration Plan and such employee is eligible for participation therein.

(d) Supplemental Payment Plans. Effective as of the Employee Transfer Date, SpinCo shall assume the liabilities attributable to SpinCo Employees and Former SpinCo Employees in the RemainCo SPP (such portion of the RemainCo SPP which is assumed and continued by SpinCo, the “SpinCo SPP”). Each member of the SpinCo Group shall cease to be a participating employer in the RemainCo SPP, and the SpinCo Employees and the Former SpinCo Employees shall no longer participate in the RemainCo SPP, each effective as of the Employee Transfer Date.

(e) Liability and Responsibility. SpinCo shall have sole responsibility for the administration of each SpinCo Excess Plan, the SpinCo New SERP, the SpinCo New Restoration Plan and the SpinCo SPP and the payment of benefits thereunder to or on behalf of SpinCo Employees and Former SpinCo Employees, and no member of the RemainCo Group shall have any liability or responsibility therefor. RemainCo shall have sole responsibility for the administration of each RemainCo Excess Plan, the RemainCo SERP, the RemainCo Restoration Plan and the RemainCo SPP and the payment of benefits thereunder to or on behalf of RemainCo Employees and Former RemainCo Employees, and no member of the SpinCo Group shall have any liability or responsibility therefor.

Section 5.5 Group Annuity Contract. RemainCo and SpinCo will cooperate and use their commercially reasonable efforts to replicate the RemainCo Annuity Contract such that all remaining benefits payable thereunder to each Former SpinCo Employee (and each beneficiary or alternate payee of such person) shall be governed under a new annuity contract by and between SpinCo or its Subsidiary and the insurance company effective as of the Employee Transfer Date. In the event it cannot be determined prior to the Employee Transfer Date whether an individual with a remaining benefit under the RemainCo Annuity Contract is a Former SpinCo Employee or beneficiary or alternate payee of such person, on the one hand, or a Former RemainCo Employee or beneficiary or alternate payee of such person, on the other hand, then such individual shall be deemed to be a Former SpinCo Employee for purposes of this Section 5.5.

ARTICLE VI

THRIFT PLANS

Section 6.1 U.S. Thrift Plans. Prior to the Employee Transfer Date, SpinCo will establish and adopt a qualified employee cash or deferred arrangement under Code Section 401(k) (the “SpinCo U.S. Thrift Plan”) intended to be qualified under Code Section 401(a) and containing provisions that will provide, among other things, (i) benefits for each SpinCo Employee and Former SpinCo Employee who is a participant with a remaining account balance in the RemainCo U.S. Thrift Plan immediately prior to the effective date of the SpinCo U.S. Thrift Plan (and each beneficiary and alternate payee of such person) (the “SpinCo U.S. Thrift Plan Beneficiaries”) identical (except as provided in this Article VI) to those in effect for the SpinCo U.S. Thrift Plan Beneficiaries under the RemainCo U.S. Thrift Plan as of the date of transfer of assets and liabilities with respect to such plan (as described below), and (ii) for each RemainCo Employee or Former RemainCo Employee who has a remaining account balance under the RemainCo U.S. Thrift Plan immediately prior to the Employee Transfer Date (and each beneficiary or alternate payee of such person) (the “RemainCo US. Thrift Plan

Beneficiaries”), an account under the SpinCo U.S. Thrift Plan to reflect any shares of SpinCo Common Stock received in the Distribution as a result of such RemainCo U.S. Thrift Plan Beneficiaries’ accounts under the RemainCo U.S. Thrift Plan. Each SpinCo Employee who was an active participant in the RemainCo U.S. Thrift Plan on the day prior to the effective date of the SpinCo U.S. Thrift Plan shall participate in the SpinCo U.S. Thrift Plan effective from and after the effective date of the SpinCo U.S. Thrift Plan. SpinCo Employees and Former SpinCo Employees shall not make or receive additional contributions under the RemainCo U.S. Thrift Plan on and after the effective date of the SpinCo U.S. Thrift Plan, unless any such SpinCo Employee or Former SpinCo Employee shall become employed by any member of the RemainCo Group after such date and such member participates in the RemainCo U.S. Thrift Plan. A RemainCo Employee or Former RemainCo Employee shall not make or receive contributions under the SpinCo U.S. Thrift Plan unless any such RemainCo Employee or Former RemainCo Employee shall become employed by any member of the SpinCo Group on and after the effective date of the SpinCo U.S. Thrift Plan and such member participates in the SpinCo U.S. Thrift Plan. The interest of each SpinCo U.S. Thrift Plan Beneficiary in the RemainCo U.S. Thrift Plan attributable to employer matching contributions as of the day prior to the Employee Transfer Date shall be 100% vested on the Employee Transfer Date. The interest of each RemainCo U.S. Thrift Plan Beneficiary in the SpinCo U.S. Thrift Plan attributable to employer matching contributions as of the Employee Transfer Date shall be 100% vested on the Employee Transfer Date. In the event a participant (other than a SpinCo Employee or RemainCo Employee) or his or her alternate payee or beneficiary has a remaining account balance in the RemainCo U.S. Thrift Plan immediately prior to the effective date of the SpinCo U.S. Thrift Plan and it cannot be determined prior to the effective date of the SpinCo U.S. Thrift Plan whether such participant is a Former SpinCo Employee or a Former RemainCo Employee, such participant shall be deemed to be a Former SpinCo Employee for purposes of this Article VI.

Section 6.2 Treatment of RemainCo Common Stock and SpinCo Common Stock.

(a) SpinCo Common Stock Fund. The SpinCo U.S. Thrift Plan will provide as of the Distribution Date: (i) for the establishment of a SpinCo Common Stock fund; (ii) that such SpinCo Common Stock fund shall receive and hold all shares of SpinCo Common Stock to be distributed in the Distribution on behalf of SpinCo U.S. Thrift Plan Beneficiaries and RemainCo U.S. Thrift Plan Beneficiaries; (iii) that, following the Distribution Date, contributions made by or on behalf of SpinCo U.S. Thrift Plan Beneficiaries may be allocated to the SpinCo Common Stock fund; (iv) that the RemainCo U.S. Thrift Plan Beneficiaries will be prohibited from increasing their holdings in the SpinCo Common Stock fund; (v) that the RemainCo U.S. Thrift Plan Beneficiaries may elect to liquidate their holdings in the SpinCo Common Stock fund and invest those monies in any other investment fund offered under the SpinCo U.S. Thrift Plan; and (vi) that the RemainCo U.S. Thrift Plan Beneficiaries may elect to receive their holdings in the SpinCo U.S. Thrift Plan in accordance with the distribution options provided under such plan to terminated employees. Additionally, SpinCo shall cause the SpinCo U.S. Thrift Plan to provide that the RemainCo U.S. Thrift Plan Beneficiaries shall participate in the SpinCo U.S. Thrift Plan in respect of their accounts thereunder; provided, however, the sponsor of the SpinCo U.S. Thrift Plan may in its discretion provide that the SpinCo Common Stock fund shall no longer be offered as an investment alternative under the SpinCo U.S. Thrift Plan.

(b) RemainCo Common Stock Fund. The RemainCo U.S. Thrift Plan shall be amended, on or prior to the Distribution Date, to provide that, following the Distribution: (i) the RemainCo Common Stock fund will hold the assets of the accounts of the SpinCo U.S. Thrift Plan Beneficiaries invested in the RemainCo Common Stock fund; (ii) the SpinCo U.S. Thrift Plan Beneficiaries will be prohibited from increasing their holdings in the RemainCo Common Stock fund; (iii) the SpinCo U.S. Thrift Plan Beneficiaries may elect to liquidate their holdings in the RemainCo Common Stock fund and invest those monies in any other investment fund offered under the RemainCo U.S. Thrift Plan; and (iv) the SpinCo U.S. Thrift Plan Beneficiaries may elect to receive their holdings in the RemainCo U.S. Thrift Plan in accordance with the distribution options available under such plan to terminated employees. RemainCo shall cause the RemainCo U.S. Thrift Plan to provide that SpinCo U.S. Thrift Plan Beneficiaries shall participate in the RemainCo U.S. Thrift Plan in respect of their accounts thereunder; provided, however, the sponsor of the RemainCo U.S. Thrift Plan may in its discretion provide that the RemainCo Common Stock fund shall no longer be offered as an investment alternative under the RemainCo U.S. Thrift Plan.

Section 6.3 U.S. Transfer of Accounts. As of the effective date of the SpinCo U.S. Thrift Plan, RemainCo will cause to be transferred from the trust under the RemainCo U.S. Thrift Plan to the trust under the SpinCo U.S. Thrift Plan the aggregate amount that was credited to the accounts of the SpinCo U.S. Thrift Plan Beneficiaries as of such date, save and except for the portion of the RemainCo Common Stock fund attributable to the accounts of the SpinCo U.S. Thrift Plan Beneficiaries. The transfer shall, to the extent reasonably possible, be an in-kind transfer, subject to the reasonable consent of the trustee of the SpinCo U.S. Thrift Plan trust and shall include the transfer of the aggregate assets held in the accounts relating to each SpinCo U.S. Thrift Plan Beneficiary under the RemainCo U.S. Thrift Plan and any participant loan notes held under such plans. RemainCo shall cause the RemainCo U.S. Thrift Plan to allocate to the SpinCo U.S. Thrift Plan a proportionate share of any forfeiture account under the RemainCo U.S. Thrift Plan.

Section 6.4 Canada Thrift Plans. Prior to the Employee Transfer Date, SpinCo will establish and adopt a savings arrangement (the “SpinCo Canada Thrift Plan”) that will provide, among other things, benefits and tax treatment for each employee of the SpinCo Group and Former SpinCo Employee who is a participant with a remaining account balance in the RemainCo Canada Thrift Plan immediately prior to the effective date of the SpinCo Canada Thrift Plan (and each beneficiary of such person) (the “SpinCo Canada Thrift Plan Beneficiaries”) identical to those in effect for the SpinCo Canada Thrift Plan Beneficiaries under the RemainCo Canada Thrift Plan as of the date of transfer of assets and liabilities with respect to such plan (as described below). Each employee of the SpinCo Group who was an active participant in the RemainCo Canada Thrift Plan on the day prior to the effective date of the SpinCo Canada Thrift Plan shall participate in the SpinCo Canada Thrift Plan effective from and after the effective date of the SpinCo Canada Thrift Plan. Employees of the SpinCo Group and Former SpinCo Employees shall not make or receive additional contributions under the RemainCo Canada Thrift Plan on and after the effective date of the SpinCo Canada Thrift Plan, unless any such employee of the SpinCo Group or Former SpinCo Employee shall become employed by any member of the RemainCo Group after such date and such member participates in the RemainCo Canada Thrift Plan. A RemainCo Employee or Former RemainCo Employee shall not make or receive contributions under the SpinCo Canada Thrift Plan unless any such

RemainCo Employee or Former RemainCo Employee shall become employed by any member of the SpinCo Group on and after the effective date of the SpinCo Canada Thrift Plan and such member participates in the SpinCo Canada Thrift Plan.

Section 6.5 Canada Transfer of Accounts. As of the effective date of the SpinCo Canada Thrift Plan, RemainCo will cause to be transferred from the trust under the RemainCo Canada Thrift Plan to the trust under the SpinCo Canada Thrift Plan the aggregate amount that was credited to the accounts of the SpinCo Canada Thrift Plan Beneficiaries as of such date. The transfer shall, to the extent reasonably possible, be an in-kind transfer, subject to the reasonable consent of the trustee of the SpinCo Canada Thrift Plan trust and shall include the transfer of the aggregate assets held in the accounts relating to each SpinCo Canada Thrift Plan Beneficiary under the RemainCo Canada Thrift Plan.

ARTICLE VII

WELFARE PLANS

Section 7.1 Establishment of SpinCo Welfare Plans.

(a) Except as provided below, the members of the SpinCo Group who had previously adopted a RemainCo Welfare Plan and were participating employers therein on the day before the Employee Transfer Date (“Participating SpinCo Employers”) will, at 11:59 p.m. on that date, withdraw from such participation, and, effective as of the Employee Transfer Date, one or more of the Participating SpinCo Employers has assumed sponsorship, under newly established welfare plans, of the coverage and benefits which were offered under such plans to the SpinCo Employees and the Former SpinCo Employees (and their eligible spouses and dependents as the case may be) of the Participating SpinCo Employers (collectively, the “SpinCo Welfare Plan Participants”). Such coverage and benefits shall then be provided to the SpinCo Welfare Plan Participants on an uninterrupted basis under the newly established SpinCo Welfare Plans which shall contain substantially the same benefit provisions as in effect under the corresponding RemainCo Welfare Plan on the day before the Employee Transfer Date. Except as provided below, effective as of the Employee Transfer Date, liabilities relating to the SpinCo Welfare Plan Participants shall be spun off from each RemainCo Welfare Plan and allocated to the corresponding new SpinCo Welfare Plan.

(b) As a result of withdrawal from participation in the RemainCo Welfare Plans by the Participating SpinCo Employers, the SpinCo Welfare Plan Participants ceased to be eligible for coverage under the RemainCo Welfare Plans at 11:59 p.m. on the day before the Employee Transfer Date. SpinCo Welfare Plan Participants shall not participate in any RemainCo Welfare Plans on and after the Employee Transfer Date, unless they shall become employed after such date by any member of the RemainCo Group that participates in such plans and meet the terms and conditions of participation thereunder. RemainCo Employees and Former RemainCo Employees shall not participate in any SpinCo Welfare Plans, unless they shall become employed on and after the Employee Transfer Date by any member of the SpinCo Group that participates in such plans and meet the terms and conditions of participation thereunder.

Section 7.2 Transitional Matters Under SpinCo Welfare Plans.

(a) Treatment of Claims Incurred.

(i) Self-Insured Benefits. SpinCo has assumed and is responsible for the funding of payment for any unpaid covered claim and eligible expense:

(A) incurred by any SpinCo Welfare Plan Participant prior to the Employee Transfer Date under a RemainCo Welfare Plan that is not described in section 7.2(a)(ii) below, to the extent such participant has coverage under such plan as, or through, an employee or former employee of a Participating SpinCo Employer on the date such claim or expense is incurred; or

(B) incurred by any SpinCo Employee or Former SpinCo Employee prior to the Employee Transfer Date under a RemainCo Benefit Arrangement that is not described in section 7.2(a)(ii) below. No member of the RemainCo Group shall be responsible for any liability with respect to any such claims or expenses.

(ii) Insured Benefits. With respect to benefits that, prior to the Employee Transfer Date, were provided for under the RemainCo Welfare Plans through the purchase of insurance, RemainCo shall cause the RemainCo Welfare Plans to fully perform, pay and discharge all claims of SpinCo Welfare Plan Participants that were incurred prior to the Employee Transfer Date.

(iii) Claims Incurred. For purposes of this Section 7.2(a), a claim or liability is deemed to be incurred (A) with respect to medical, dental, vision and/or prescription drug benefits, upon the rendering of health services giving rise to such claim or liability; (B) with respect to life insurance, accidental death and dismemberment and business travel accident insurance, upon the occurrence of the event giving rise to such claim or liability; (C) with respect to long-term disability benefits, upon the date of an individual’s disability, as determined by the disability benefit insurance carrier or claim administrator, giving rise to such claim or liability; and (D) with respect to a period of continuous hospitalization, upon the date of admission to the hospital, unless otherwise provided under the terms of the applicable RemainCo Welfare Plan or RemainCo Benefit Arrangement.

(b) Credit for Deductibles and Other Limits. With respect to each SpinCo Welfare Plan Participant, the SpinCo Welfare Plans will give credit in plan year 2015 for any amount paid, number of services obtained or visits provided under the comparable type RemainCo Welfare Plan by such SpinCo Welfare Plan Participant in plan year 2015 toward deductibles, out-of-pocket maximums, limits on number of services or visits, or other similar limitations to the extent such amounts are taken into account under the comparable type RemainCo Welfare Plan. For purposes of any life-time maximum benefit limit payable to a SpinCo Welfare Plan Participant under any SpinCo Welfare Plan, the SpinCo Welfare Plans will recognize any expenses paid or reimbursed by a RemainCo Welfare Plan with respect to such participant prior to the Employee Transfer Date to the same extent such expense payments or reimbursements would be recognized in respect of an active plan participant under that RemainCo Welfare Plan.

(c) COBRA. Effective as of the Employee Transfer Date, SpinCo has assumed and will satisfy all requirements under COBRA with respect to all SpinCo Employees and Former SpinCo Employees and their qualified beneficiaries, including for individuals who are already receiving benefits as of such date under COBRA.

Section 7.3 VEBA. As of the Employee Transfer Date, RemainCo or a member of the RemainCo Group shall continue as settlor and sponsor of each Code Section 501(c)(9) trust (“VEBA”) that holds the plan assets of a RemainCo Welfare Plan.

Section 7.4 Continuity of Benefits, Benefit Elections and Beneficiary Designations.

(a) Benefit Elections and Designations. As of the Employee Transfer Date (or such other date provided for under subsection 7.4(b)), SpinCo has caused the SpinCo Welfare Plans to recognize and give effect to all elections and designations (including all coverage and contribution elections and beneficiary designations) made by each SpinCo Welfare Plan Participant under, or with respect to, the corresponding RemainCo Welfare Plan for plan year 2015.

(b) Additional Details Regarding Flexible Spending Accounts. To the extent any SpinCo Welfare Plan provides or constitutes a health care flexible spending account or dependent care flexible spending account (each a “SpinCo FSA”), such SpinCo Welfare Plan shall be effective as of January 1, 2015 rather than the Employee Transfer Date. It is the intention of the Parties that all activity under a SpinCo Welfare Plan Participant’s flexible spending account with RemainCo for plan year 2015 be treated instead as activity under the corresponding SpinCo FSA. Accordingly, (i) any period of participation by a SpinCo Welfare Plan Participant in a RemainCo flexible spending account during plan year 2015 (the “Participation Period”) will be deemed a period when the SpinCo Welfare Plan Participant participated in the corresponding SpinCo FSA; (ii) all expenses incurred during a Participation Period will be deemed incurred while the participant’s coverage was in effect under the corresponding SpinCo FSA; and (iii) all elections and reimbursements made with respect to a Participation Period under a RemainCo flexible spending account will be deemed to have been made with respect to the corresponding SpinCo FSA.

(c) Employer Non-elective Contributions. As of the Employee Transfer Date, SpinCo has caused any SpinCo Welfare Plan that constitutes a cafeteria plan under Section 125 of the Code to recognize and give effect to all non-elective employer contributions payable and paid toward coverage of a SpinCo Welfare Plan Participant under the corresponding RemainCo Welfare Plan that is a cafeteria plan under Section 125 of the Code for the applicable cafeteria plan year.

Section 7.5 Insurance Contracts. To the extent any RemainCo Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop loss contract, RemainCo and SpinCo will cooperate and use their commercially reasonable efforts to replicate such insurance contracts for SpinCo (except to the extent changes are required under applicable state insurance laws) and to maintain any pricing discounts or other preferential terms for both RemainCo and SpinCo for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.5.

Section 7.6 Third-Party Vendors. Except as provided below, to the extent any RemainCo Welfare Plan is administered by a third-party vendor, RemainCo and SpinCo will cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for SpinCo and to maintain any pricing discounts or other preferential terms for both RemainCo and SpinCo for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.6.

Section 7.7 Claims Experience. Notwithstanding the foregoing, RemainCo and SpinCo shall use commercially reasonable efforts to ensure that any claims experience under the RemainCo Welfare Plans attributable to SpinCo Welfare Beneficiaries shall be available to the SpinCo Welfare Plans, as permitted by any applicable privacy protection laws or regulations or Privacy Contracts.

Section 7.8 Allocation of Demutualization Proceeds. To the extent demutualization or similar proceeds were paid or credited to the RemainCo Group or a RemainCo Welfare Plan prior to the Employee Transfer Date with respect to an insurance contract that funded a RemainCo Welfare Plan covering SpinCo Welfare Plan Participants and such proceeds remain unallocated as of the Employee Transfer Date, RemainCo shall transfer to SpinCo as soon as practicable following the Employee Transfer Date a pro rata portion of such proceeds, according to the proportion of the total number of SpinCo Employees and Former SpinCo Employees participating in such plan as of the day before the Employee Transfer Date to the total number of employees participating in such plan as of the day before the Employee Transfer Date.

Section 7.9 Grandfathered Foundry Employees. Each Grandfathered Foundry Employee shall be deemed to be a Former SpinCo Employee for purposes of this Article VII; provided, however, that on and after the Employee Transfer Date RemainCo shall continue to be responsible for providing pre-age 65 post-retirement medical and life insurance to each Grandfathered Foundry Employee who is eligible for such coverage under a RemainCo Welfare Plan as of immediately prior to the Employee Transfer Date until the earlier of (a) the last day of the month in which such employee attains age 65 and (b) such other date as the employee ceases to be eligible for such coverage. SpinCo shall have the obligation to provide post-retirement medical and life insurance to each Grandfathered Foundry Employee who is eligible for such coverage commencing with the first of the month following such employee’s attainment of age 65. Notwithstanding the foregoing, nothing in this Agreement shall constitute an acknowledgment by RemainCo or SpinCo that either is obligated to continue to provide any level of post-retirement medical or life benefits for any period of time.

ARTICLE VIII

BENEFIT ARRANGEMENTS

Except as otherwise provided under this Agreement, effective as of the Employee Transfer Date, SpinCo Employees and Former SpinCo Employees are no longer eligible to participate in any RemainCo Benefit Arrangement.

ARTICLE IX

WORKERS’ COMPENSATION AND UNEMPLOYMENT COMPENSATION

Section 9.1 General Principles. Subject to Section 9.2, effective as of the Employee Transfer Date, (a) SpinCo shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all SpinCo Employees and Former SpinCo Employees and (b) RemainCo shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all RemainCo Employees and Former RemainCo Employees.

Section 9.2 Crossover Claims. Section 9.1 shall not apply to a workers’ compensation claim of a SpinCo Employee, Former SpinCo Employee, RemainCo Employee or Former RemainCo Employee attributable to or arising in connection with work or services by such employee or former employee prior to the Employee Transfer Date and which (a) arises in connection with (i) both (x) work or services performed for the RemainCo Business and (y) work or services performed for the SpinCo Business or (ii) work or services performed for both the RemainCo Business and the SpinCo Business, (b) arises in connection with work or services performed by a SpinCo Employee or Former SpinCo Employee on behalf of a member of the RemainCo Group in the normal course of such employee’s duties, or (c) arises in connection with work or services performed by a RemainCo Employee or Former RemainCo Employee on behalf of a member of the SpinCo Group in the normal course of such employee’s duties (any such claim in (a), (b) or (c), a “Crossover Claim”). With respect to any Crossover Claim, effective as of the Employee Transfer Date, (i) SpinCo shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all Crossover Claims for which the last injurious exposure occurred at a location owned or operated by a SpinCo Entity, and (ii) RemainCo shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all Crossover Claims for which the last injurious exposure occurred at a location owned or operated by a RemainCo Entity. In the event that ownership or operation of such a location is not known with respect to a Crossover Claim, responsibility for the claim will be allocated to SpinCo if the employee was employed by a SpinCo Entity at the time of last injurious exposure and to RemainCo if the employee was employed by a RemainCo Entity at the time of last injurious exposure.

Section 9.3 Additional Details. SpinCo and RemainCo shall use commercially reasonable efforts to provide that workers’ compensation and unemployment insurance costs are not adversely affected for either of them by reason of the Distribution. For the avoidance of doubt, the obligations for a workers’ compensation claim will be allocated between the Parties in accordance with Section 9.1 or 9.2, as applicable, even if the claim is registered or becomes registered by the state workers’ compensation authority in the name of a Party (or the Affiliate of a Party) other than the Party to which the claim is allocated in accordance with Section 9.1 or 9.2, as applicable. The Party to which a workers’ compensation claim is allocated pursuant to Sections 9.1 and 9.2 shall be responsible for all related costs and expenses, including compensation payments, medical payments, Disabled Workers’ Relief Fund payments, self-insured assessments, legal fees and expenses, administration costs and expenses, and violations of specific safety requirement assessments/fines.

Section 9.4 Ohio Guarantees. RemainCo shall indemnify, defend and hold harmless SpinCo and each member of the SpinCo Group and their respective Affiliates, successors and assigns from and against any and all losses of such Persons relating to any liability arising from a SpinCo Ohio Guarantee as a result of any workers’ compensation claim allocated to RemainCo pursuant to Section 9.1 or 9.2, as applicable. SpinCo shall indemnify, defend and hold harmless RemainCo, each member of the RemainCo Group and their respective Affiliates, successors and assigns from and against any and all losses of such Persons relating to any liability arising from a RemainCo Ohio Guarantee as a result of any workers’ compensation claim allocated to SpinCo pursuant to Section 9.1 or 9.2, as applicable.

ARTICLE X

RETENTION, SEVERANCE AND OTHER MATTERS

Section 10.1 Retention Agreements.

(a) SpinCo Obligations. Effective as of the Employee Transfer Date, RemainCo hereby assigns to SpinCo, and SpinCo hereby accepts such assignment and assumes, RemainCo’s rights and obligations arising under the retention, severance and/or employment agreements described in Schedule 10.1(a), and SpinCo agrees to honor the terms and conditions of those agreements applicable to SpinCo as a successor under the terms of such agreements. Except for SpinCo’s assumption of the retention, severance and/or employment agreements as described above, the terms of the retention agreements shall in all other respects be unaffected. The Parties agree that the SpinCo Employees who are covered by retention, severance and/or employment agreements described above are express beneficiaries of this Section 10.1(a).

(b) RemainCo Obligations. RemainCo shall continue to be responsible for and remain obligated under the retention, severance and/or employment agreements described in Schedule 10.1(b) and agrees to honor the terms and conditions of those agreements.

(c) Additional Obligations. SpinCo and RemainCo shall each be solely responsible for any other retention arrangements entered into by any member of the SpinCo Group or any member of the RemainCo Group, respectively, and that are not otherwise allocated by this Agreement to a member of either the RemainCo Group or the SpinCo Group.

(d) Effect on Equity Awards. Notwithstanding any provision of this Article X, and except as otherwise provided in Article III, RemainCo shall remain responsible for administering and settling the RemainCo Equity Compensation Awards, and SpinCo shall remain responsible for administering and settling the SpinCo Equity Compensation Awards. Any provision in a retention agreement described in Schedule 10.1(a) or 10.1(b) which provides for the accelerated vesting of equity awards shall apply in accordance with its terms to RemainCo Equity Compensation Awards and SpinCo Equity Compensation Awards on and after the Employee Transfer Date.

Section 10.2 Severance.

(a) Except as otherwise provided in this Agreement, on and after the Employee Transfer Date, RemainCo shall have no liability or obligation under any RemainCo severance plan or policy with respect to SpinCo Employees or Former SpinCo Employees.

(b) Except as otherwise provided in this Agreement, effective on and after the Employee Transfer Date, SpinCo shall assume and shall be responsible for administering all payments and benefits under the applicable RemainCo severance policies or any termination agreements with Former SpinCo Employees whose employment terminated prior to the Employee Transfer Date for an eligible reason under such policies or in accordance with such agreements.

Section 10.3 Accrued Time Off. SpinCo shall recognize and assume all liability for all vacation, holiday, sick leave, flex days, personal days and paid-time off with respect to SpinCo Employees, and SpinCo shall credit each SpinCo Employee with such accrual effective as of the Employee Transfer Date.

Section 10.4 Leaves of Absence. SpinCo will continue to apply the appropriate leave of absence policies applicable to inactive SpinCo Employees who are on an approved leave of absence as of the Employee Transfer Date. Leaves of absence taken by SpinCo Employees prior to the Employee Transfer Date shall be deemed to have been taken as employees of a member of the SpinCo Group.

Section 10.5 Collective Bargaining Agreements. The RemainCo Group shall have no further liability for all collective bargaining agreements, collective agreements, multiemployer plans, pension and welfare plans and arrangements and trade union or works council agreements entered into with any member of the RemainCo Group, in each case with respect to any union, works council or other body representing only SpinCo Employees and/or Former SpinCo Employees.

Section 10.6 Director Programs. RemainCo shall retain responsibility for the payment of any fees payable in respect of service on the RemainCo Board of Directors that are payable but not yet paid as of the Employee Transfer Date, and SpinCo shall not have any responsibility for any such payments.

Section 10.7 Restrictive Covenants in Employment and Other Agreements.

(a) To the fullest extent permitted by the agreements described in this Section 10.7(a) and applicable law, RemainCo hereby assigns, or shall cause a member of the RemainCo Group to assign, to SpinCo or a member of the SpinCo Group, as designated by SpinCo, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the RemainCo Group and a SpinCo Employee or Former SpinCo Employee, with such assignment effective as of the Employee Transfer Date. To the extent that assignment of such agreements is not permitted, effective as of the Employee Transfer Date, each member of the SpinCo Group shall be considered to be a successor to each member of the RemainCo Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the RemainCo Group and a SpinCo Employee or Former SpinCo Employee whom SpinCo reasonably determines have substantial knowledge of the business activities of the SpinCo Group, such that each member of the SpinCo Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the SpinCo Group; provided, however, that in no event shall RemainCo be permitted to enforce such restrictive covenant agreements against SpinCo Employees or Former SpinCo Employees for action taken in their capacity as employees of a member of the SpinCo Group.

(b) To the fullest extent permitted by the agreements described in this Section 10.7(b) and applicable law, SpinCo hereby assigns, or shall cause a member of the SpinCo Group to assign, to RemainCo or a member of the RemainCo Group, as designated by RemainCo, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the SpinCo Group and a RemainCo Employee or Former RemainCo Employee, with such assignment effective as of the Employee Transfer Date. To the extent that assignment of such agreements is not permitted, effective as of the Employee Transfer Date, each member of the RemainCo Group shall be considered to be a successor to each member of the SpinCo Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the SpinCo Group and a RemainCo Employee or Former RemainCo Employee whom RemainCo reasonably determines have substantial knowledge of the business activities of the RemainCo Group, such that RemainCo and each member of the RemainCo Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the RemainCo Group; provided, however, that in no event shall SpinCo be permitted to enforce such restrictive covenant agreements against RemainCo Employees or Former RemainCo Employees for action taken in their capacity as employees of a member of the RemainCo Group.

Section 10.8 Non-Solicitation.

(a) During the 18 month period commencing on the Distribution Date, RemainCo will not, directly or indirectly, on its own behalf or in conjunction with any person or legal entity, recruit, solicit, or induce, or attempt to recruit, solicit or induce, any employee of the SpinCo Group to terminate his or her employment relationship with the SpinCo Group. The foregoing restriction does not include the placement of general advertisements for employment with the RemainCo Group in the same types of print or electronic publications used by the RemainCo Group to advertise for employment prior to the Distribution Date and consistent with RemainCo Group practice prior to the Distribution Date. RemainCo will advise any third parties recruiting on RemainCo’s behalf of the obligation set forth in this Section 10.8 and will direct those third parties to comply with that obligation.

(b) During the 18 month period commencing on the Distribution Date, SpinCo will not, directly or indirectly, on its own behalf or in conjunction with any person or legal entity, recruit, solicit, or induce, or attempt to recruit, solicit or induce, any employee of the RemainCo Group to terminate their employment relationship with the RemainCo Group. The foregoing restriction does not include the placement of general advertisements for employment with the SpinCo Group in the same types of print or electronic publications used by the SpinCo Group to advertise for employment prior to the Distribution Date and consistent with SpinCo Group practice prior to the Distribution Date. SpinCo will advise any third parties recruiting on SpinCo’s behalf of the obligation set forth in this Section 10.8 and will direct those third parties to comply with that obligation.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Preservation of Rights to Amend. The rights of each member of the RemainCo Group and each member of the SpinCo Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 11.2 Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith that is not otherwise public through no fault of such Party is confidential and is subject to the terms of the confidentiality provisions set forth in the Master Separation Agreement.

Section 11.3 Administrative Complaints/Litigation.

(a) Except as otherwise provided in this Agreement, on and after the Employee Transfer Date, SpinCo shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims asserted at any time against RemainCo or any member of the RemainCo Group by any SpinCo Employee or Former SpinCo Employee (including any dependent or beneficiary of any such Employee) or any other person, to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with respect to the business activities of any member of the SpinCo Group, whether or not such employment or services were performed before or after the Distribution.

(b) Except as otherwise provided in this Agreement, on and after the Employee Transfer Date, RemainCo shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims asserted at any time against SpinCo or any member of the SpinCo Group by any RemainCo Employee or Former RemainCo Employee (including any dependent or beneficiary of any such Employee) or any other person, to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with respect to the business activities of any member of the RemainCo Group, whether or not such employment or services were performed before or after the Distribution.

(c) To the extent that any legal action relates to a putative or certified class of plaintiffs, which includes both RemainCo Employees (or Former RemainCo Employees) and SpinCo Employees (or Former SpinCo Employees) and such action involves employment or benefit plan related claims, reasonable costs and expenses incurred by the Parties in responding to such legal action shall be allocated among the Parties equitably in proportion to a reasonable assessment of the relative proportion of Employees included in or represented by the putative or certified plaintiff class. The procedures contained in the indemnification and related litigation cooperation provisions of the Master Separation Agreement shall apply with respect to each Party’s indemnification obligations under this Section 11.3.

Section 11.4 Reimbursement and Indemnification. RemainCo and SpinCo hereto agrees to reimburse the other Party, within 60 days of receipt from the other Party of reasonable verification, for all costs and expenses which the other Party may incur on its behalf as a result of any of the respective RemainCo and SpinCo Welfare Plans, Pension Plans, Thrift Plans and Benefit Arrangements and, as contemplated by Section 10.2, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by SpinCo pursuant to this Agreement, and all liabilities retained, assumed or indemnified against by RemainCo pursuant to this Agreement, shall in each case be subject to the indemnification provisions of the Master Separation Agreement. Notwithstanding anything to the contrary, (i) no provision of this Agreement shall require any member of the SpinCo Group to pay or reimburse to any member of the RemainCo Group any benefit-related cost item that a member of the SpinCo Group has previously paid or reimbursed to any member of the RemainCo Group; and (ii) no provision of this Agreement shall require any member of the RemainCo Group to pay or reimburse to any member of the SpinCo Group any benefit-related cost item that a member of the RemainCo Group has previously paid or reimbursed to any member of the SpinCo Group.

Section 11.5 Costs of Compliance with Agreement. Except as otherwise provided in this Agreement or any other Ancillary Agreement, each Party shall pay its own expenses in fulfilling its obligations under this Agreement.

Section 11.6 Fiduciary Matters. RemainCo and SpinCo each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any liabilities caused by the failure to satisfy any such responsibility.

Section 11.7 Registration Statement. Before the Distribution or as soon as reasonably practicable thereafter and subject to applicable law, SpinCo shall prepare and file with the SEC one or more registration statements on Form S-1, Form S–8 or another appropriate form registering under the Securities Act of 1933 the offering of an aggregate number of shares of SpinCo Common Stock at a minimum equal to the number of shares subject to the Replacement SpinCo Options, the Replacement SpinCo RSUs, the Additional SpinCo RSUs, the Additional SpinCo RSAs, the Replacement SpinCo Units, and the Replacement MEGTEC Performance RSUs. SpinCo shall use commercially reasonable efforts to cause any such registration statement to be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) as long as any Replacement SpinCo Options, Replacement SpinCo RSUs, Additional SpinCo RSUs, Additional SpinCo RSAs, Replacement SpinCo Units or Replacement MEGTEC Performance RSUs applicable to such registration statement may remain outstanding.

Section 11.8 Entire Agreement. This Agreement, together with the documents referenced herein (including the Master Separation Agreement, the Ancillary Agreements and the plans and agreements referenced herein), constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. To the extent any provision of this Agreement conflicts with the provisions of the Master Separation Agreement, the provisions of this Agreement shall be deemed to control with respect to the subject matter hereof.

Section 11.9 Binding Effect; No Third-Party Beneficiaries; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as otherwise expressly provided in Section 10.1(a), this Agreement is solely for the benefit of the Parties and should not be deemed to confer upon any third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement. Nothing in this Agreement is intended to amend any employee benefit plan or affect the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan. Except as otherwise provided in Section 10.1(a), the provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. This Agreement may not be assigned by any Party, except with the prior written consent of the other Party.

Section 11.10 Amendment. No change or amendment may be made to this Agreement except by an instrument in writing signed on behalf of both of the Parties.

Section 11.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 11.12 Notices. Unless otherwise expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given: (i) when personally delivered, (ii) if mailed by registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter is refused by the addressee or its agent, (iii) if sent by overnight courier which delivers only upon the executed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent, or (iv) if sent by facsimile or electronic mail, on the date confirmation of transmission is received (provided that a copy of any notice delivered pursuant to this clause (iv) shall also be sent pursuant to clause (i), (ii) or (iii)), addressed to the attention of the addressee’s General Counsel at the address of its principal executive office or to such other address or facsimile number for a Party as it shall have specified by like notice.

Section 11.13 Counterparts. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in multiple counterparts, each of which when executed shall be deemed to be an original but all of which together shall constitute one and the same agreement.

Section 11.14 Severability. If any term or other provision of this Agreement or the Schedules attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 11.15 Governing Law. To the extent not preempted by applicable federal law, this Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

Section 11.16 Performance. Each of RemainCo and SpinCo shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any member of the RemainCo Group and any member of the SpinCo Group, respectively. The Parties each agree to take such further actions and to execute, acknowledge and deliver, or to cause to be executed, acknowledged and delivered, all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 11.17 Construction. This Agreement shall be construed as if jointly drafted by the Parties and no rule of construction or strict interpretation shall be applied against any Party.

Section 11.18 Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Master Separation Agreement is terminated prior to the Distribution Date, this Agreement shall be of no further force and effect.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names by a duly authorized officer as of the date first written above.

THE BABCOCK & WILCOX COMPANY

By:	/s/ James D. Canafax
	Name:	James D. Canafax
	Title:	Senior Vice President, General Counsel and Chief Compliance Officer

BABCOCK & WILCOX ENTERPRISES, INC.

By:	/s/ E. James Ferland
	Name:	E. James Ferland
	Title:	Chairman and Chief Executive Officer

[SIGNATURE PAGE TO EMPLOYEE MATTERS AGREEMENT]

The company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.